SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material Pursuant to {section} 240.14a-11(c) or {section}240.14a-12

BRAINTECH, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or

Item 22(a)(2) of Schedule 14A.

☐$500 per each party to the controversy pursuant to Exchange Act Rule 14a- 6(i)(3).

☒Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)Title of each class of securities to which transaction applies: None

2)Aggregate number of securities to which transaction applies: None

3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-$0- no fee is payable pursuant to Rule 0-11(c) (ii)

4)Proposed maximum aggregate value of transaction: n/a

5)Total fee paid: $-0-

☐Fee paid previously with preliminary materials.

☐Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

1)	Amount Previously Paid: n/a

2)	Form, Schedule or Registration Statement No.: n/a

3)	Filing Party:	Braintech, Inc.

4)	Date Filed:	May 23, 2007

LETTER TO THE SHAREHOLDERS

FROM THE CHIEF EXECUTIVE OFFICER

Dear Braintech Stockholders,

I look forward very much to the next phase of Braintech. Thank-you for your interest and support.

Owen Jones

CEO and Director

BRAINTECH, INC.

930 West 1st Street

Suite 102

North Vancouver, BC V7P 3N4

Canada

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

JUNE 6, 2007

11:00 A.M. VANCOUVER TIME

TO THE STOCKHOLDERS OF BRAINTECH, INC.:

NOTICE IS HEREBY GIVEN that Braintech, Inc., a Nevada corporation, (the "Company") will hold its Annual Meeting of Stockholders on Wednesday, June 6, 2007, at 11:00 am (Vancouver time), at the Company’s office located at #102 - 930 West 1st Street North Vancouver, British Columbia, Canada V7P 3N4.

The Annual Meeting is being held for the following purposes:

1.

To elect Owen L.J. Jones, Babak Habibi, Edward A. White, James Speros, and Clifford Butler as the directors of the Company for a one-year term expiring on the day of the 2008 Annual Meeting of Stockholders;

2.	To ratify the selection of Smythe Ratcliffe, Chartered Accountants, as our independent registered public accounting firm;

3.	To approve the 2007 Stock Option Plan;

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on May 11, 2007 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement. Holders of the Company's shares of common stock on the record date are entitled to participate in and vote at the Annual Meeting.

Your attention is directed to the accompanying proxy statement and exhibits which summarize each item. Stockholders who do not expect to attend the Annual Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE ANNUAL MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS

By:

/s/ “Owen Jones”

Owen Jones

BRAINTECH, INC.

#102 - 930 West 1st Street

North Vancouver, British Columbia

Canada V7P 3N4

PROXY STATEMENT

May 14, 2007

INTRODUCTION

The Board of Directors is soliciting your proxy to encourage your participation in the voting at the Annual Meeting. You are invited to attend the Annual Meeting and vote your shares directly. However, even if you do not attend, you may vote by proxy. As shown in the Notice of Annual Meeting, the Annual Meeting will be held on Wednesday, June 6, 2007, at 11:00 am (Vancouver time), at the Company’s office located at #102 - 930 West 1st Street North Vancouver, British Columbia, Canada V7P 3N4.

There are two parts to this solicitation: the proxy card and this proxy statement. The proxy card is a means by which you may actually authorize another person to vote your shares in accordance with your instructions.

This proxy statement and accompanying proxy are being distributed on or about May 18, 2007.

VOTING

How to Vote Your Shares

You may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting, and obtain and submit a ballot, which will be provided at the meeting. To vote by proxy, you must complete and mail the enclosed proxy card.

Please note that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the meeting, you must obtain from such broker, bank or other nominee, a proxy issued in your name.

By completing and submitting your proxy, you will direct the designated persons (known as “proxies”) to vote your shares at the Annual Meeting in accordance with your instructions. The Board has appointed Owen Jones and Edward White to serve as the proxies for the Annual Meeting.

Your proxy will be valid only if it is received before the polls are closed at the Annual Meeting. If you do not provide voting instructions with your proxy, then the designated proxies will vote your shares for the election of the nominated directors. If any nominee for election to the Board is unable to serve, which is not anticipated, or if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with their best judgment.

How to Revoke Your Proxy

Regardless of how you submit your proxy, you may revoke your proxy at any time before it is exercised by any of the following means:

•	Notifying the company’s Secretary in writing.
•	Submitting a later dated proxy by mail.
•	Attending the Annual Meeting and voting. Your attendance at the Annual Meeting will not by itself revoke a proxy; you must also vote your shares.

Stockholders Entitled to Vote and Ownership

You are entitled to one vote at the Annual Meeting for each share of the company’s common stock that you owned of record at the close of business on May 11, 2007. As of May 11, 2007, the company had issued and outstanding 33,897,433 shares of common stock, held by approximately 560 stockholders of record. Information regarding the holdings of the company’s stock by directors, executive officers and certain other beneficial owners can be found below.

Required Vote to Approve the Proposals

The company’s By-Laws require that one-twentieth of the company’s common stock be represented at the Annual Meeting, whether in person or by proxy, for a quorum which is needed to transact any business. However, if at the time of a stockholder’s meeting any shares of the Company are listed on a stock exchange or the Nasdaq National Market or SmallCap Market, a quorum for that meeting shall be that portion or percentage of the issued shares entitled to be voted at the meeting that is required by the stock exchange or market on which the shares of the Company are listed.

Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold Vote” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Other Proposals. For each proposal other than the election of directors, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

If you hold your shares in “street name” through a broker or other nominee and you do not give voting instructions at least ten days before the meeting to your broker or other nominee, then your broker or other nominee may exercise voting discretion only with respect to matters considered to be “routine”, such as the election of directors. On non-routine matters, the brokers or other nominees cannot vote your shares absent voting instructions from the beneficial holder, resulting in so-called “broker non-votes.” Broker non-votes are not deemed to be votes cast, and as a result have no effect on the outcome of any matters presented, but will be counted in determining whether there is a quorum.

Where to Find Voting Results

The company will publish the voting results in its Form 10-QSB for the second quarter of 2007, which we plan to file with the Securities and Exchange Commission on or prior to August 14, 2007.

Solicitation Of Proxies

The Board of Directors solicits from shareholders of Braintech the proxy accompanying this proxy statement. Proxies may be solicited by Braintech's officers, directors, and regular supervisory and executive employees, none of whom will receive any additional compensation for those services. Solicitations may be made personally, or by mail, facsimile, telephone, telegraph, messenger, or via the Internet. Braintech will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. Braintech will pay the cost of proxy solicitation.

Dissenting Stockholder Rights

Dissenting Stockholders have no appraisal rights under Nevada law or under our Articles of Incorporation or bylaws in connection with the matters to be voted on at the Annual Meeting.

Voting Tabulation

Representatives of Clark Wilson LLP, Barristers & Solicitors, of Vancouver Canada will tabulate votes cast by proxy or in person at the Annual Meeting. One-twentieth of the voting shares, which includes the voting shares present at the meeting in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business at the Annual Meeting.

All dollar figures stated in this proxy statement refer to United States dollars (except where specified otherwise). For the purposes of this proxy statement, Canadian dollar amounts have been converted to United States dollars at an exchange rate of Cdn$1.00 = US$0.88, being the average exchange rate during the year ended December 31, 2006.

PROPOSAL 1. ELECTION OF DIRECTORS

A board of five (5) directors is to be elected at the Annual Meeting, to hold office until the next annual meeting of shareholders or until their successors are elected or appointed. The Board of Directors has authorized the nomination at the Annual Meeting of the persons named below as candidates. Unless otherwise directed, the proxy holders will vote the proxies received by them for the five nominees named below. In the event that any of the five nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominees who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

NOMINEES

Name of Nominee	Age	Positions with Braintech

Owen L.J. Jones	55	Director, Chief Executive Officer
Babak Habibi	36	Director, President and Chief Operating Officer
Edward A. White	62	Director, Chief Financial Officer, Treasurer and Secretary
James Speros	48	Director
Clifford Butler	54	Director

Vote Required and Board of Directors Recommendation

Under the State of Nevada Private Corporations Act, directors are elected by a plurality of votes represented in person or by proxy at the meeting. The Board of Directors recommends that the shareholders vote for the Board of Directors' nominees for directors.

The Board recommends that you vote FOR approval of election of all the above named nominees for director.

DIRECTORS AND EXECUTIVE OFFICERS

Name	Position Held with the Company	Age	Date First Elected or Appointed
Owen L.J. Jones	Chief Executive Officer and Director	55	December 1993
Babak Habibi	President, Chief Operating Officer and Director	36	June 19, 2001
Edward A. White	Chief Financial Officer, Treasurer, Director and Secretary	62	November 1, 2000 August 28, 2002
James L. Speros(1) (2)	Director	47	September 15, 1998
Drew Miller	Director	48	August 24, 2005
Clifford G. Butler(1) (2)	Director	53	May 10, 2006

(1) Members of our Audit Committee

(2) Members of our Compensation Committee

Owen L.J. Jones has been Chief Executive Officer and a Director since December 1993. Between May 1995 and November 30, 2000, Mr. Jones divided his time and effort between our affairs and the affairs of Sideware Systems Inc. Mr. Jones resigned as the President of Sideware Systems Inc. on October 16, 2000, and as a director of Sideware Systems Inc. on November 30, 2000. Mr. Jones now works full time for Braintech, Inc. Mr. Jones is not a director of any other public companies.

Babak Habibi was appointed as a Director and president effective June 19, 2001. Prior to his appointment as President, Mr Habibi was Vice President of Engineering. Mr. Habibi supervises the design, development, and deployment of machine vision systems, and has also been involved in the development of eVisionFactory. Mr. Habibi holds Bachelor’s and Master’s Degree in Applied Science from the University of Waterloo. Mr. Habibi is not a director of any other public companies.

Edward A. White was appointed as a Director and Chief Financial Officer and Treasurer effective November 1, 2000 and was appointed as Secretary on August 28, 2002. Mr. White has been a member of the British Columbia Institute of Chartered Accountants for 34 years and, for 23 of those years, Mr. White practiced as a self-employed chartered accountant serving clients in both the public and private sectors. Mr. White was a director of Sideware Systems Inc. from October 1995 to March 20, 2002. Mr. White holds a Bachelor of Commerce Degree for the University of British Columbia as well as his CA Degree. Mr. White is not a director of any other public companies.

James L. Speros was appointed as a Director on September 15, 1998. Mr. Speros was also a Director, President and Chief Executive Officer of Sideware Systems Inc. and of Sideware Corp., a wholly owned subsidiary of Sideware Systems Inc. From June 1993 to January 1997 Mr. Speros is currently Chairman of Chalk Inc., a wholly subsidiary of Chalk Media Corp., a public company trading on the TSX Venture Exchange. From July 2005 to June 2006, Mr. Speros served as CEO of Chalk Inc.

Clifford G. Butler, Jr. was appointed as a director on May 10, 2006. Mr. Butler is currently President and CEO of the BAS Group, Inc., a privately held automotive service center, Managing Member of 14720 Southlawn, LLC, a private company that owns and manages commercial investments and commercial real estate, Managing Member of 2916 Palm Blvd., LLC, a private company that owns and operates resort investment real estate, and President and Chief Operating Officer of Aviation Facilities Corporation, Inc., an aviation real estate venture that owns and operates the leasehold for 60 individual aircraft T-Hangers for the indoor storage of aircraft. Throughout the 80’s and early 90’s, Mr. Butler was a lessee member of Congressional Air, Ltd., an aircraft charter operation, and he played a vital role in its success. Mr. Butler has over 33 consecutive years of Entrepreneurial experience in the private sector. Mr. Butler is not a director of any other public companies.

Family Relationships

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings

Our directors, executive officers and control persons have not been involved in any of the following events during the past five years:

1.             any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.             any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.             being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.             being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

PROPOSAL 2.    RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee has appointed Smythe, Ratcliffe, Chartered Accountants, to serve as our independent registered public accounting firm until the next Annual Meeting in 2008.

The Audit Committee has reviewed with Smythe Ratcliffe whether the services provided by them are compatible with maintaining their independence. Representatives of Smythe Ratcliffe are expected to be present at the Annual Meeting, will have an opportunity to make any statements they desire, and will also be available to respond to appropriate questions from stockholders.

The Board recommends that you vote FOR the ratification of the appointment of Smythe Ratcliffe as the independent registered public accounting firm for our company.

CORPORATE GOVERNANCE

Meetings

During 2006, the Board of Directors held four regularly scheduled and special meetings and took action by written consent nine times in lieu of additional meetings. All of the directors attended at least 75% of all meetings of the Board and Board Committees on which they served during 2006 except Drew Miller who attended one of the two Audit Committee meetings.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines that address matters related to the Board, its Committees and its members’ qualifications, including the requirement that the Board have a majority of independent directors. The Board is in the process of implementing these Guidelines. These Guidelines, the Charters of the three standing Committees of the Board and the Code Of Business Conduct and Ethics were submitted as exhibits to the December 31, 2002 Form 10-KSB filed with the SEC on March 31, 2003 and are available through the EDGAR filing system. Paper copies are also available upon request to the Company Secretary.

Director Independence

The Board undertook its annual review of director independence in May 2007 and in accordance with the Corporate Governance Guidelines considered transactions and relationships between each director and any member of his or her immediate family and the company and its subsidiaries and affiliates, including those reported in the “Related Party Transactions” section of this proxy statement. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that a director is independent.

As a result of this review, the Board affirmatively determined that three of the six Directors, Clifford Butler James Speros, and Drew Miller, are independent of our company and our company’s management under the independence guidelines adopted by the Board. Owen Jones, Edward White and Babak Habibi, are considered non-independent directors because of their employment as senior executives of the company.

Audit Committee

The Audit Committee currently consists of Clifford Butler (Chairman) and James Speros, both of whom at the time of appointment were considered independent under Rule 4200(a)(14) of the NASD Rules and the independence guidelines adopted by the Board. The Board has that affirmed that James Speros and Clifford Butler are financially literate in accordance with the standards set by the Securities and Exchange Commission. Neither Mr. Speros nor Mr. Butler is considered to be a financial expert as term is defined in accordance with the standards set by the Securities and Exchange Commission. The Board is continuing its search for a suitable candidate. The function of the Audit Committee is to meet with the Company’s independent registered public accounting firm at least annually to review, upon completion of the annual audit, financial results for the year, as reported in the Company’s financial statements; recommend to the Board the independent registered public accounting firm to be retained; review the engagement of the independent registered public accounting firm, including the scope, extent and procedures of the audit and the compensation to be paid therefore; assist and interact with the independent registered public accounting firm in order that they may carry out their duties in the most efficient and cost effective manner; and review and approve all professional services provided to the Company by the independent registered public accounting firm and considers the possible effect of such services on the independence of the accounting firm. During 2006, the Audit Committee held two regularly scheduled meetings.

The Board adopted a charter for our Audit Committee on December 18, 2002.

Corporate Governance Committee

Membership in the Corporate Governance Committee is currently vacant. The function of the Corporate Governance Committee is to develop and monitor corporate governance principles (the “Corporate Governance Guidelines”) and Corporate Code of Business Conduct and Ethics applicable to our company in accordance with applicable law, rule or regulation; to identify individuals qualified to become Board members and recommend to the Board that the Board nominate the identified director nominees for election; and to review the qualifications of directors eligible to become members of the different committees of the Board and recommend to the Board the appointment of members to the different committees of the Board. During 2006, the Corporate Governance Committee held no meetings. The full Board performed the function of the Corporate Governance Committee during 2006.

Compensation Committee

The Compensation Committee currently consists of James Speros (Chairman) and Clifford Butler both of whom are considered independent under Rule 4200(a)(14) of the NASD Rules and the independence guidelines adopted by the Board. The function of the Compensation Committee is to assist the Board in discharging its responsibilities relating to compensation of the Company’s executives, employees and members of the Board by making recommendations concerning salaries and incentive compensation, to award stock options to employees and consultants under the Company’s stock option plans, and to otherwise determine compensation levels and to perform such other functions regarding compensation as the Board may delegate. During 2006, the Compensation Committee held no meetings. The full Board performed the function of the Compensation Committee during 2006.

The Board adopted a charter for our Compensation Committee on December 18, 2002.

Director Nomination Process

The function of the Corporate Governance Committee would be to assess all candidates, whether submitted by management or stockholders, and make recommendations for election or appointment. Recommendations for election or appointment are based upon the nominee’s intelligence, judgment, foresight, personal character, experience and achievements, and diversity of background and expertise, as compared to the present make-up of the Board. The Corporate Governance Committee has the authority to retain independent consultants to assist with director recruitment. No independent consultants were retained during 2006. To date, candidates have been identified from individuals already known to the current directors or referred to the company as highly recommended candidates from other industry leaders.

The full Board reviewed and approved the individuals to stand for election. This is the process that was used to identify and evaluate the current nominees standing for election that appear in this proxy statement.

The Board adopted a charter for our Corporate Governance Committee on December 18, 2002. A copy is available through our corporate website, www.braintech.com, under the menu “Investors – Corporate Governance”.

Stockholder Communications with the Board of Directors

The Company does not have a formal procedure for shareholder communication with the Board of Directors. In general, members of the Board and executive officers are accessible by telephone or mail. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the Corporate Secretary with a request to forward the communication to the intended recipient.

Related Party Transactions.

Other than as described under the heading “Executive Compensation”, or as set forth below, no director, executive officer, principal shareholder holding at least 5% of our common shares, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transactions, during the year ended December 31, 2006, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years.

Owen L.J. Jones, a director and our Chief Executive Officer:

Mr. Jones purchased 751,544 shares at a price of $0.60 per share in a private placement conducted in the last quarter of 2002. For every two shares purchased, Mr. Jones received one share purchase warrant, which entitles him to purchase one additional share for one year at $0.85 per share. We have voluntarily and without receipt of any further consideration agreed to extend the share purchase warrants until October 28, 2007;

Mr. Jones purchased 267,106 shares at a price of $0.31 per share in a private placement conducted in the last quarter of 2002. For every two shares purchased, Mr. Jones received one share purchase warrant, which entitles him to purchase one additional share for one year at $0.36 per share. We have voluntarily and without receipt of any further consideration agreed to extend the share purchase warrants until October 28, 2007;

Mr. Jones purchased 297,334 shares at a price of $0.27 per share in a private placement conducted in the last quarter of 2002. For every two shares purchased, Mr. Jones received one share purchase warrant, which entitles him to purchase one additional share for one year at $0.32 per share. We have voluntarily and without receipt of any further consideration agreed to extend the share purchase warrants until December 17, 2007;

Mr. Jones purchased 227,480 shares at a price of $0.21 per share in a private placement conducted in the last quarter of 2002. For every two shares purchased, Mr. Jones received one share purchase warrant, which entitles him to purchase one additional share for one year at $0.26 per share. We have voluntarily and without receipt of any further consideration agreed to extend the share purchase warrants until December 17, 2007;

Mr. Jones purchased 407,640 shares at a price of $0.15 per share in a private placement conducted in the last quarter of 2002. For every two shares purchased, Mr. Jones received one share purchase warrant, which entitles him to purchase one additional share for one year at $0.20 per share. We have voluntarily and without receipt of any further consideration agreed to extend the share purchase warrants until December 17, 2007;

Mr. Jones purchased 576,924 shares at a price of $0.20 per share in a private placement conducted in the last quarter of 2002. For every two shares purchased, Mr. Jones received one share purchase warrant, which entitles him to purchase one additional share for one year at $0.25 per share. We have voluntarily and without receipt of any further consideration agreed to extend the share purchase warrants until December 17, 2007;

On October 17, 2002, we issued 500,000 common share purchase warrants to Mr. Jones in settlement of salary owed for the period from January 1, 2002 to September 30, 2002. Each share purchase warrant entitles him to purchase one common share for two years at $0.31 per share, which was the fair market value of the common shares on September 30, 2002. The fair value of the warrants as calculated by the Black-Scholes option-pricing model of $39,409 has been recorded as an expense and additional paid-in capital in the year ended December 31, 2002. We have voluntarily and without receipt of any further consideration agreed to extend the share purchase warrants until October 29, 2007;

In January and March 2003, Mr. Jones advanced CAD$235,000 ($155,838) in return for unsecured demand promissory notes with an annual interest rate of 8%. Between April 12, 2003 and July 29, 2003, Mr. Jones advanced a further CAD$833,000 ($594,355). These additional financings bear interest at 8% per annum and are repayable on demand. A general security agreement covering all of our real, personal and intangible property was pledged as security for the additional advances. The agreements governing the issuance of the convertible debentures provide that the general security agreement pledged as security for the promissory notes issued to Mr. Jones be discharged, provided that $250,000 of the proceeds from the convertible debentures be used to repay the notes, and further provided that the unpaid balance of the notes be repaid by issuing units at a deemed price of $0.25 per unit. We considered the value of $0.25 per unit to be the fair market of the shares and share purchase warrants which form the units, because that was the value we negotiated with independent third parties to be the conversion price of the convertible debentures that were assuming a position similar to the promissory notes being repaid. A partial repayment of $50,000 was made on September 22, 2003 and on November 3, 2003 a further $200,000 was repaid. All of the promissory notes were repayable in Canadian dollars and as such as at November 3, 2003 a foreign exchange loss of $58,855 and interest of $29,607 was accrued. On November 3, 2003, the unpaid balance of the promissory notes was repaid by the issuance of 2,354,621 common shares and 1,177,310 share purchase warrants. Each share purchase warrant has a five year term and is exercisable into one common share at a price of $0.25 per share. Since the promissory notes did not have terms for conversion into equity, the transaction is considered a settlement of debt for accounting purposes. A gain or loss for accounting purposes was recognizable on settlement to the extent that the carrying value of the debt plus accrued interest is compared to the fair value of the cash and equity, based on the trading price on the date our company committed to the issuance of the convertible debentures, received by Mr. Jones. Accordingly we have recorded a loss on settlement of debt in the amount of $741,705;

In November 2006, Mr. Jones provided a $400,000 standby letter of credit as partial security for the Royal Bank loan and as compensation he received 800,000 common shares, 1,200,000 share purchase warrants exercisable at $0.30 per share, and 600,000 share purchase warrants exercisable at $0.50 per share. The share purchase warrants are exercisable for a period of five years;

Mr. Jones purchased 1,220,000 shares at a price of $0.20 per share in a private placement conducted in the first quarter of 2007. For each share purchased, Mr. Jones received one share purchase warrant, which entitles him to purchase one additional share for three years at $0.25 per share.

Edward White, a director and our Chief Financial Officer:

In March 2001, Mr. White acquired 133,334 shares at a price of $0.75 in a private placement. Mr. White provided us with a demand promissory note in the amount of $100,000 without interest to pay for the shares and has signed an agreement to hold the share certificate and warrant certificate in escrow. The date of the agreement is February 27, 2001. According to the agreement, the shares and warrants issued to him will remain in escrow until he submits full payment to us. For every two shares purchased, Mr. White received one share purchase warrant, which entitles him to purchase one additional share for one year at $1.00 per share. We have voluntarily and without receipt of any further consideration agreed to extend the share purchase warrants until February 28, 2004 and to reduce the exercise price to $0.75 per share. These warrants expired on February 28, 2004 without being exercised. If Mr. White fails to pay the demand promissory note, we will cancel the share certificate and warrant certificate issued to him.

Babak Habibi, a director and our President and Chief Operating Officer:

In June 2001, Mr. Habibi acquired 133,334 shares at a price of $0.75 in a private placement. Mr. Habibi provided us with a demand promissory note in the amount of $100,000 without interest to pay for the shares and has signed an agreement to hold the share certificate and warrant certificate in escrow. The date of the agreement is June 26, 2001. According to the agreement, the shares and warrants issued to him will remain in escrow until he submits full payment to us. For every two shares purchased, Mr. Habibi received one share purchase warrant, which entitles him to purchase one additional share for one year at $1.00 per share. We have voluntarily and without receipt of any further consideration agreed to extend the share purchase warrants until February 28, 2004 and to reduce the exercise price to $0.75 per share. These warrants expired on February 28, 2004 without being exercised. If Mr. Habibi fails to pay the demand promissory note, we will cancel the share certificate and warrant certificate issued to him.

James Speros, a director:

On December 29, 2004 Mr. Speros purchased 125,000 Units at a purchase price of $0.40 per Unit. On March 4, 2005 he purchased an additional 97,500 Units at a purchase price of $0.40 per Unit. Each Unit comprises one share and one-half (1/2) share purchase warrant. Each whole warrant is exercisable at $0.50 into one common share for five years. In conjunction with private placements, in 2004, he received $12,500 in finder’s fees and in 2005 he received $49,790 in finder’s fees. He also received 52,500 common shares at a deemed price of $0.80 per share on account of finder’s fees and 55,000 common shares at a deemed price of $0.50 per share on account of services rendered. Effective February 1, 2005, we entered into a Marketing Communications Services Agreement with Baldacci Communications LLC. The agreement and specifies monthly payments of $26,000 for the first six months and $18,000 for the final six months. Of these payments, Mr. Speros is entitled to receive from Baldacci $12,000 per month during the first six months and $10,000 per month during the final six months. The agreement with Baldacci Communications LLC was terminated May 31, 2005. In November 2006, Mr. Speros provided a $125,000 standby letter of credit as partial security for the Royal Bank loan and as compensation he received 250,000 common shares, 375,000 share purchase warrants exercisable at $0.30 per share, and 187,500 share purchase warrants exercisable at $0.50 per share. The share purchase warrants are exercisable for a period of five years. On March 22, 2007, we issued 250,000 shares of our common stock as compensation for providing financial services.

Clifford Butler, a director:

Mr. Butler purchased 110,000 shares at a price of $0.40 per share in a private placement conducted in the first quarter of 2005. For each two shares purchased, Mr. Butler received one share purchase warrant, which entitles him to purchase one additional share for five years at $0.50 per share;

Mr. Butler purchased 750,000 shares at a price of $0.80 per share in a private placement conducted in the second quarter of 2005. For each two shares purchased, Mr. Butler received one share purchase warrant, which entitles him to purchase one additional share for three years at $1.00 per share. We have voluntarily and without receipt of any further consideration agreed to reduce the exercise price of these warrants to $0.30 per share and extend the exercise period to four years;

Mr. Butler purchased 433,333 shares at a price of $0.30 per share in a private placement conducted in the third quarter of 2006. For each share purchased, Mr. Butler received one share purchase warrant, which entitles him to purchase one additional share for three years at $0.50 per share.

We do not have established policies about entering into future transactions with affiliates. Management addresses individual transactions on their individual merits.

Responsibility of the Board and Management

The Board and management address individual transactions with affiliates on their merits taking into consideration the Corporate Governance Guidelines and the Corporate Code of Business Conduct and Ethics.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise disclosed herein, none of our directors or executive officers, no nominee for election as a director of our company and no associate or affiliate of any of the foregoing persons has any substantial interest, direct or indirect, by way of beneficial ownership of common shares or otherwise, in any matter to be acted upon at the Annual Meeting.

STOCK OWNERSHIP

We have set forth in the following table certain information regarding our common shares beneficially owned as of May 14, 2007 for (i) each stockholder we know to be the beneficial owner of 5% or more of our common shares, (ii) each of our company's executive officers and directors and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days of May 14, 2007. As of May 14, 2007, we had 33,897,433 common shares issued and outstanding. To the best of our knowledge, there are not voting arrangements with any of our shareholders.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED(1)	PERCENTAGE OF SHARES BENEFICIALLY OWNED(1)
Owen L.J. Jones*(2) Chief Executive Officer 309 – 9th Avenue New Westminster, B.C. Canada V3L 2A2	12,619,639	31.44%
Babak Habibi*(3) President 1680 Orkney Place North Vancouver, B.C. Canada V7H 2Z1	858,334	2.48%
Edward A. White*(4) Chief Financial Officer 416-5 K de K Court New Westminster, B.C. Canada V3M 6B6	558,334	1.63%
James L. Speros*(5) 1921 Gallos Road, Suite 540 Vienna, Virginia USA 22182	2,043,750	5.75%
Drew Miller*(6) 1904 Barrington Parkway Papillion, Nebraska USA 68046	95,000	0.28%
Clifford Butler*(7) 19720 Golden Valley Lane Brookeville, Maryland USA 20833	2,556,666	7.27%
Frederick W. Weidinger 558 Innsbruck Avenue Great Falls, Virginia 22066	5,583,750	7.27%
All executive officers and directors as a group (6 Persons)(9)	18,731,723	42.34%

* Denotes Director of the Company

(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of May 14, 2007 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

(2)

Includes 275,000 shares issuable pursuant to stock options and 5,961,324 shares issuable pursuant to share purchase warrants, all being exercisable within 60 days. Figures stated for Mr. Jones exclude 321,934 shares owned by Judy Jones, of which Mr. Jones disclaims beneficial ownership.

(3)	Includes 725,000 shares issuable pursuant to stock options, all being exercisable within 60 days.

(4)	Includes 425,000 shares issuable pursuant to stock options exercisable within 60 days.

(5)	Includes 947,000 shares issuable pursuant to stock options and 673,750 shares issuable pursuant to share purchase warrants, all being exercisable within 60 days.

(6)	Includes 75,000 shares issuable pursuant to stock options exercisable within 60 days.

(7)	Includes 400,000 shares issuable pursuant to stock options and 863,333 shares issuable pursuant to share purchase warrants, all being exercisable within 60 days.

(8)	Includes 3,611,250 shares issuable pursuant to shares purchase warrants exercisable within 60 days.

(9)	Includes 2,847,000 shares issuable pursuant to stock options and 7,498,407 shares issuable pursuant to share purchase warrants, all being exercisable within 60 days.

We are unaware of any arrangements, the operation of which may at a subsequent date result in a change of corporate control.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish our company with copies of all Section 16(a) reports they file.

To the best of our knowledge, all executive officers, directors, and greater than 10% shareholders filed the required reports in a timely manner, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Babak Habibi	Nil	Nil	Nil
Owen Jones	1 (2)	1	Nil
Edward White	Nil	Nil	Nil

James Speros	1 (2)	1	Nil
Richard Torre	1 (2)	1
Drew Miller	Nil	Nil	Nil
Clifford Butler	2 (1)(2)	2	Nil

(1) The named officer, director or greater than 10% shareholder, as applicable, filed a late Form 3 - Initial Statement of Beneficial Ownership.

(2) The named, officer, director or greater than 10% shareholder, as applicable, filed a late Form 4 - Statement of Changes in Beneficial Ownership.

EXECUTIVE COMPENSATION

Summary Compensation Table

For the two fiscal periods ended December 31, 2005

Name and Principal Position	Year	Annual Compensation			Long Term Compensation			All Other Compensation
		Salary	Bonus	Other	Awards		Payouts
					Restricted Stock Awards	Securities Underlying Options/SARs
Owen Jones , CEO and Director	2005 2004	124,500 115,500	Nil Nil	7,970 Nil	Nil Nil	100,000 Nil	Nil Nil	Nil Nil
Babak Habibi President, COO and Director	2005 2004	99,600 92,400	Nil Nil	Nil Nil	Nil Nil	100,000 Nil	Nil Nil	Nil Nil
Edward A. White, CFO, Treasurer, Secretary and Director	2005 2004	99,600 92,400	Nil Nil	Nil Nil	Nil Nil	350,000 Nil	Nil Nil	Nil Nil

SUMMARY COMPENSATION

For the fiscal period ended December 31, 2006

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa-tion ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensa-tion ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Owen Jones CEO and Director	2006	132,000	Nil	Nil	Nil	Nil	Nil	12,672	144,672
Babak Habibi President, COO and Director	2006	105,600	Nil	Nil	Nil	Nil	Nil	Nil	105,600
Edward A. White, CFO, Treasurer, Secretary, and Director	2006	105,600	Nil	Nil	Nil	Nil	Nil	Nil	105,600

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Future Payout Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)
		Threshold	Target	Maximum	Threshold	Target	Maximum
		($)	($)	($)	(#)	(#)	(#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Owen Jones , CEO and Director	01/12/02 12/12/05	Nil	Nil	Nil	Nil	Nil	Nil	Nil	200,000 100,000	0.20 0.40
Babak Habibi President, COO and Director	17/12/02 05/11/03 12/12/05	Nil	Nil	Nil	Nil	Nil	Nil	Nil	150,000 500,000 100,000	0.20 0.60 0.40
Edward A. White, CFO, Treasurer Secretary, and Director	17/12/02 25/01/05 12/12/05	Nil	Nil	Nil	Nil	Nil	Nil	Nil	150,000 250,000 100,000	0.20 0.65 0.40

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Options Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Owen Jones , CEO and Director	200,000 50,000	Nil 50,000	Nil Nil	0.20 0.40	01/12/07 11/12/10	Nil	Nil	Nil	Nil
Babak Habibi President, COO and Director	150,000 500,000 50,000	Nil Nil 50,000	Nil Nil Nil	0.20 0.60 0.40	16/12/07 4/11/08 11/12/10	Nil	Nil	Nil	Nil
Edward A. White, CFO, Treasurer Secretary and Director	150,000 200,000 50,000	Nil 50,000 50,000	Nil Nil Nil	0.20 0.65 0.40	16/12/07 24/01/10 11/12/10	Nil	Nil	Nil	Nil

OPTION EXERCISES AND STOCK VESTED

	Options Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Owen Jones , CEO and Director	Nil	Nil	Nil	Nil
Babak Habibi President, COO and Director	Nil	Nil	Nil	Nil
Edward A. White, CFO, Treasurer, Secretary and Director	Nil	Nil	Nil	Nil

DIRECTOR COMPENSATION (1)

For the fiscal period ended December 31, 2006

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
James Speros (2)	12,250	Nil	Nil	Nil	Nil	Nil	12,250
Drew Miller (3)	11,750	Nil	Nil	Nil	Nil	Nil	11,750
Clifford Butler (4)	6,650	Nil	37,239	Nil	Nil	Nil	43,889

(1) For information regarding directors who are also officers, please see the tables above.

(2) As at December 31, 2006 we owed Mr. Speros $29,500 in director’s fees as follows: 2004 - $3,500, 2005 - $14,000, 2006 - $12,000.

(3) As at December 31, 2006 we owed Mr. Miller $18,613 in director’s fees as follows: 2005 - $7,113, 2006 - $11,500.

(4) As at December 31, 2006 we owed Mr. Butler $6,650 in director’s fees as follows: 2006 - $6,650.

The following table sets out the options exercised by our Chief Executive Officer during the last fiscal year.

Aggregated Option / SAR Exercises in Last Fiscal Year and FY-End Option / SAR Values

Name	Shares Acquired on Exercise (#)	Aggregate Value Realized	Number of Securities Underlying Unexercised Options/SARs at end of fiscal year Exercisable / Unexercisable		Value of Unexercised In-the -Money Options/SARs at FY- end ($) Exercisable / Unexercisable(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Owen L.J. Jones	Nil	Nil	300,000(2)	Nil	16,000(1)	N/A

(1) The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of December 31, 2006 ($0.28 per share on OTC Bulletin Board) and the exercise price of the individual's options.

(2) The total of 300,000 options granted to Mr. Jones represents, 200,000 options granted to Mr. Jones during the fiscal year ended December, 31, 2002 and 100,000 options granted to Mr. Jones during the fiscal year ended December 31, 2005

Compensation to our Directors

We currently provide the following compensation to our directors who are executive officers:

Owen Jones. Between January 1, 2001 and August 31, 2003, Mr. Jones worked for us without salary. On October 17, 2002, we issued 500,000 common share purchase warrants to Mr. Jones in settlement of salary owed for the period from January 1, 2002 to September 30, 2002. Each share purchase warrant entitles him to purchase one common share for two years at $0.31 per share, which was the fair market value of the common shares on September 30, 2002. The fair value of the warrants as calculated by the Black-Scholes option-pricing model of $39,409 has been recorded as an expense and additional paid-in capital in the year ended December 31, 2002. Commencing September 1, 2003, Mr. Jones receives a salary of $11,000 (CDN$12,500) per month from us. Mr. Jones receives no other compensation from us or any of our subsidiaries.

Babak Habibi. Mr. Habibi receives a salary of $8,800 (CDN$10,000) per month from us. Mr. Habibi also holds stock options as listed in the table below. Mr. Habibi receives no other compensation from us or any of our subsidiaries.

Edward A. White. Mr. White receives a salary of $8,800 (CDN$10,000) per month from us. Mr. White also holds stock options as listed in the table below. Mr. White receives no other compensation from us or any of our subsidiaries.

Non-executive Directors

We currently provide the following compensation to our non-executive directors:

•	Annual fee of $10,000 to be paid at the end each calendar quarter.
•	Board of Director meeting fees of $750 per meeting attended in person or $250 per meeting attended by telephone.

•	Committee meeting fees of $500 per meeting attended in person or $250 per meeting attended by telephone.
•	Annual stock option award.

To date we have accrued these director fees for future payment.

The aggregate amount of cash remuneration that we paid or accrued to our directors as a group, was approximately $371,200 during the fiscal year ended December 31, 2006. None of our directors receive any pension plan or similar benefits.

We did not reprice any options awarded to any executive officers during our last fiscal year.

We have not granted any stock appreciation rights and have no long-term incentive plans.

Stock options granted to our Directors

The following table shows the stock options held by our directors and officers as at December 31, 2006.

Name	Grant Year	Options Granted	Number Exercised	Number Outstanding	Exercise Price	Market Value of Underlying Shares at Date of Grant	Expiry Date (m/d/y)
Owen L.J. Jones	2005 2002	100,000 200,000	Nil Nil	100,000 200,000	$0.40 $0.20	$0.40 $0.20	12/11/10 12/01/07
Babak Habibi	2005 2003 2002	100,000 500,000 150,000	Nil Nil Nil	100,000 500,000 150,000	$0.40 $0.60 $0.20	$0.40 $0.60 $0.15	12/11/10 11/04/08 12/16/07
Edward A. White	2005 2005 2002	100,000 250,000 150,000	Nil Nil Nil	100,000 250,000 150,000	$0.40 $0.65 $0.20	$0.40 $0.62 $0.15	12/11/10 01/24/10 12/16/07
James Speros	2005 2005 2002	47,000 100,000 50,000	Nil Nil Nil	47,000 100,000 50,000	$0.66 $0.65 $0.20	$0.66 $0.62 $0.20	02/09/10 01/24/10 12/01/07
Drew Miller	2005	100,000	Nil	100,000	$0.46	$0.46	08/25/10
Clifford Butler	2006	100,000	Nil	100,000	$0.51	$0.51	05/09/11

We do not have a long-term incentive plan, and have not granted any stock appreciation rights.

Equity Compensation Plan Information as of December 31, 2006

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	3,396,000	$0.48	850,800
Equity compensation plans not approved by security holders	13,082,250	$0.34	Nil
Total	16,478,250	$0.37	878,300

PROPOSAL 3. APPROVAL OF THE 2007 STOCK OPTION PLAN

The Board of Directors has approved and is recommending to the shareholders for approval at the Annual Meeting the 2007 Stock Option Plan. The purpose of the 2007 Stock Option Plan is to allow Braintech to continue to attract and retain competent directors, officers, employees and consultants and to provide incentive to such persons to use their best efforts on its behalf. A copy of the 2007 Stock Option Plan may be obtained upon written request to Braintech's Investor Relations Department at the address listed below.

THE ESSENTIAL FEATURES OF THE 2007 STOCK OPTION PLAN ARE OUTLINED BELOW

GENERAL

Braintech's directors, officers, employees, and consultants will be eligible for selection to participate in the Plan. The Compensation Committee of the Board of Directors will determine from the eligible class of individuals who will receive options and terms and provisions of the options (which need not be identical). At the present time, the number of stock options to be allocated amongst the eligible classes of individuals is not determinable.

STOCK SUBJECT TO THE PLAN

The stock to be offered under the 2007 Stock Option Plan shall be shares of Braintech's authorized but unissued common stock including re-acquired common stock or common stock previously issued but cancelled. The aggregate amount of stock to be delivered upon the exercise of all options granted under the 2007 Stock Option Plan shall not exceed 10 million shares, provided that at no time may the aggregate amount of stock to be delivered upon the exercise of all options granted under the 1997 Stock Option Plan (1,500,000 shares), the 2000 Stock Option Plan (1,500,000), the 2003 Stock Option Plan (2,500,000), AND THE 2007 Stock Option Plan exceed 25% of Braintech's issued and outstanding common stock. The following table details the history of the 1997, 2000 and 2003 Stock Option Plans.

	Plan 1997	Plan 2000	Plan 2003

Stock options approved	1,500,000	1,500,000	2,500,000
Options granted
Exercised	1,064,200	189,000	-
Unexercised	415,000	1,192,000	2,204,000

Options available for grant	20,800	119,000	296,000

As of May 14, 2007, there were 33,897,433 shares of common stock outstanding. The closing price of Braintech's common stock on May 14, 2007 was $0.36.

TERMS OF THE OPTIONS GRANTED

The purchase price of stock covered by each option shall be determined by the Compensation Committee. Each option and all rights and obligations thereunder shall expire on such date as the Compensation Committee shall determine, but no later than the 5th anniversary of the date on which the option is granted subject to earlier termination as provided in the Plan. The Compensation Committee may make any adjustment to the terms of any option, including changes to the exercise price, the number of shares optioned, and the term of the option. If any option holder dies while employed by Braintech, such holders' options shall remain exercisable until the earlier of the original expiry date and two years after the date of death. If any option holder resigns or ceases to be a director, officer, employee or consultant of Braintech for any reason other than death, such option holders' options shall expire on the earlier of the original expiry date and 30 days after the date of ceasing to be a director, officer, employee or consultant of Braintech (or such greater period of time as the Compensation Committee may determine or as may be agreed with the employee by way of separate agreement). An option granted under the Plan shall be non-transferable by the option holder except in the case of transfer by will or by the laws of descent and distribution.

AMENDMENT AND TERMINATION

The Board of Directors may at any time suspend, amend or terminate the 2007 Stock Option Plan. No options may be granted during any suspension of the plan or after the date of termination. The amendment, suspension or termination of the plan shall not, without the consent of the option holders, alter or impair any rights or obligations under any option previously granted under the plan.

No options may be granted under the 2007 Stock Option Plan after March 22, 2017.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

Approval of the 2007 Stock Option Plan requires more votes in favour of adoption of the plan than those against adoption. The Board of Directors unanimously recommends a vote for adoption of the 2007 Stock Option Plan.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-KSB for the year ended December 31, 2006 with management including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the Company’s accounting principles and such other matters as are required to be discussed with the Committee under auditing standards of the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and discussed and reviewed results of the independent auditors’ examination of the financial statements. In addition, the Committee discussed with the independent registered public accounting firm their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Committee also considered whether the provision of non-audit services is compatible with maintaining the auditor’s independence.

The Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their respective audits. The Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Audit Committee

Clifford Butler (Chairman)

James Speros

_______________

*

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

AUDITORS

Smythe Ratcliffe, Chartered Accountants are the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2006 and the current fiscal year. Representatives of Smythe Ratcliffe are expected to be present at the Annual General Meeting, and will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

FEES PAID TO OUR AUDITORS

The aggregate fees billed by our independent registered public accounting firm to the Company for professional services rendered for the audit of the annual financial statements and for review of the financial statements included in the quarterly reports filed during 2006 and 2005 are approximately as follows:

	Year Ended December 31
	2006	2005
Audit fees	$38,300	$46,400
Audit related fees	-	13,400
Tax fees	$6,300	$60,100
All other fees	-	-

Audit fees. This category includes the fees billed for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with SEC filings.

Audit related fees. This category includes the fees for assurance and related services related to the performance of audit or review services and not reported as Audit Fees. Fees for audit-related services totalled $13,400 for the fiscal year ended December 31, 2005. $9,250 of these services were in connection with discussions related to the Securities and Exchange Commission’s request for supplemental information and $4,150 of these services related to consent and filing of Form S-8. There were no audit-related services for the fiscal year ended December 31, 2006.

Tax fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning. Fees for tax services totalled $60,100 for the fiscal year ended December 31, 2005 regarding preparation and filing of Canadian and United States corporate income tax returns for the all fiscal years to 2004. Fees for tax services totalled $6,300 for the fiscal year ended December 31, 2006, regarding preparation and filing of Canadian and United States corporate income tax returns for the fiscal year ended December 31, 2005.

All other fees. No other fees were billed for professional services during the fiscal years ended December 31, 2004 and 2003 other than those specified above.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Smythe Ratcliffe is engaged by our company or its subsidiaries to render any auditing or permitted non-audit related service, the engagement be:

- approved by our audit committee; or

- entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee's responsibilities to management.

The Audit Committee requires advance approval of all audit, audit-related, tax, and other services performed by the independent registered public accounting firm. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chair of the Audit Committee authority to approve permitted services provided that the chair reports any decisions to the Committee at its next scheduled meeting.

The Board of Directors considers the professional services provided by Smythe Ratcliffe, Chartered Accountants to the Company to be compatible with maintaining the principal accountants' independence.

SHAREHOLDER PROPOSALS

The Annual Meeting is being held more than 30 calendar days from the last annual meeting of shareholders, which was held June 21, 2006. As a result, the deadline for the Company to receive shareholder proposals for presentation at the annual meeting of shareholders to be held in 2007 is a reasonable period of time before the Company begins to print and mail out proxy materials for that annual meeting. The Company anticipates that the mail out of proxy materials for next year's annual meeting of shareholders will occur in May 2008. Accordingly, the Company requests that shareholders submit any shareholders proposals before April 2008 so that the Company may include such proposals in the proxy statement and form of proxy to be distributed to shareholders next year. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report to Shareholders for the year ended December 31, 2006. A copy of the Annual Report to Stockholders has been sent, or is concurrently being sent, to all shareholders of record as at the close of business on May 11, 2007.

AVAILABILITY OF FORM 10-KSB

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, will be provided without charge to any stockholder or beneficial owner of our Common Stock upon written request to Edward White, Chief Financial Officer, at #102 – 930 West 1st Street, North Vancouver, British Columbia, Canada, V7P 3N4.

OTHER MATTERS

The Board of Directors does not intend to bring any other business before the meeting, and so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, as to any other business that may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

DATED: North Vancouver, British Columbia, May 14, 2007.

BY ORDER OF THE BOARD OF DIRECTORS

                /s/Owen Jones

Owen Jones

Chief Executive Officer

BRAINTECH, INC.

#102 - 930 West 1st Street

North Vancouver, BC

V7P 3N4

BRAINTECH, INC.

PROXY

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 6, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Owen L. J. Jones or failing him, Edward A. White, and either of them as Proxies, each with the power to appoint his/her substitute, and authorizes them to represent and to vote, as designated below, all of the shares of common stock of which the undersigned is entitled to vote at the annual meeting of shareholders to be held on June 6, 2007 at 11:00 a.m. (Vancouver time) at the #102 - 930 West 1st Street North Vancouver, British Columbia, Canada and any adjournments thereof, on the matters, set forth below:

		In Favour	Withhold Vote
1.	To elect as a director
	Owen L.J. Jones	[ ]	[ ]
	Babak Habibi	[ ]	[ ]
	Edward A. White	[ ]	[ ]
	James Speros	[ ]	[ ]
	Clifford Butler	[ ]	[ ]

		For	Against	Abstain
2.	To ratify the selection of Smythe Ratcliffe, Chartered
Accountants, as the Company’s independent registered
	public accounting firm	[ ]	[ ]	[ ]

3.	To approve the 2007 Stock Option Plan	[ ]	[ ]	[ ]

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual meeting of shareholders.

This proxy will be voted as directed or, if no direction is indicated, this proxy will be voted for every item listed above.

Dated:___________________, 2007

Name

Signature

Signature if shares held jointly

This proxy should be signed by the shareholder exactly as his/her name appears hereon, when shares are held jointly, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark, sign, date, and return proxy card promptly using the enclosed envelope.

ANNUAL REPORT TO SHAREHOLDERS

BRAINTECH, INC.

This annual report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements deal with our current plans, intentions, beliefs and expectations and relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "intends", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential" or "continue" or the negative of these terms or other comparable terminology.

Forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our actual results in future periods to differ materially from what is currently anticipated. We make cautionary statements throughout this report and the documents we have incorporated by reference, including those stated under the heading “Risk Factors”. You should read these cautionary statements as being applicable to all related forward-looking statements wherever they appear in this report, the materials referred to in this report, and the materials incorporated by reference into this report.

We cannot guarantee our future results, levels of activity, performance or achievements. Neither we nor any other person assumes responsibility for the accuracy and completeness of these statements. We are under no duty to update any of the forward-looking statements after the date of this report.

Description of Business

We were incorporated in Nevada on March 4, 1987 under the name Tome Capital Inc. We changed our name to Nevada Manhattan Mining Inc. on August 15, 1988, then back to Tome Capital Inc. on July 5, 1990, to Offshore Reliance Ltd. on February 19, 1993, to Cozy Financial Corporation on April 20, 1993 and to Braintech, Inc. on January 3, 1994.

We were registered as an extra-provincial company under the British Columbia Company Act (now called the British Columbia Corporations Act) on January 17, 1996. Our principal executive offices are located at Unit 102, 930 West 1st Street, North Vancouver, British Columbia, Canada V7P 3N4. Our telephone number is (604) 988-6440 and our Internet address is www.braintech.com.

We have two wholly owned subsidiaries. The first, Braintech Canada, Inc., was incorporated in British Columbia, Canada on March 30, 1994 under the name Brainware Systems Inc. Brainware Systems Inc. changed its name to Braintech Canada, Inc. on September 19, 2001. Braintech Canada, Inc. carries out our research and development activities, employs our technical and managerial personnel, and carries on our sales activities.

The description of our business in this annual report includes the activities of both Braintech, Inc. and Braintech Canada, Inc.

Our other subsidiary was incorporated on September 15, 1999, as 9141 Investments Ltd. On September 19, 2001, 9141 Investments Ltd. changed its name to Brainware Systems Inc. This subsidiary currently has no active operations. Its function is to hold the Brainware Systems name.

Our business consists of the development, supply and support of machine vision guidance systems for robots used in manufacturing industries. The field of vision guided robotics requires our vision systems to incorporate advanced robotic engineering and programming know-how for optimal integration with the robotic systems.

Our sales efforts were historically directed at generating sales to end users, consistent with the majority of the machine vision system market. As a result of our exclusive global channel partner agreement with ABB, we expect that most of our future sales efforts will be through, or in connection with, ABB.

Our products and services are suitable for both product inspection and location analysis applications, and the projects we have completed with ABB have involved both applications. The vision guided robotic systems we have sold to date are used mainly in the manufacture of automotive parts, but we believe that we are capable of developing systems that can be applied in a large number of industrial sectors.

We develop vision guided robotic systems based on our customers’ particular needs. Solutions that we have delivered range from single and multi-camera 2D systems to single and multi-camera 3D systems.

Management’s Discussion and Analysis

Overview

We believe that our limited history of revenue generation and recent business developments make the prediction of future results of operations difficult, and, accordingly, our operating results should not be relied upon as an indication of future performance.

The majority of our cash costs have been incurred in Canadian dollars. Our reporting currency is the United States dollar. At the end of each reporting period, we translate our expenses incurred in Canadian dollars into United States dollars at the average exchange rate for the period. Fluctuations in the foreign exchange rate can have a substantial influence on reported expenses even though the actual expenditure has not increased or decreased to the same extent.

Year ended December 31, 2006 compared with year ended December 31, 2005

The average exchange rate used to translate the Canadian Dollar into the United States Dollar for the year ended December 31, 2006 was 1.13461. For the year ended December 31, 2005, the exchange rate was 1.21173. The change in our operating expenses illustrates the effect of fluctuating foreign exchange rates have on our reported results. We reported a decrease in operating expenses of $163,284 from $2,895,628 for the year ended December 31, 2005 to $2,732,344 for the year ended December 31, 2006. However, when adjusted for the change in the foreign exchange rate (that is, by excluding the effect of the change in exchange rates from the comparative period’s levels), the actual change in operating expense activity was a decrease of approximately $337,200. The foreign exchange adjustment accounted for an increase of approximately $173,900 in reported operating expenses. We have isolated the effect the fluctuating foreign exchange rates had on our reported results in the discussion below.

Revenue from operations for the year ended December 31, 2006 was $1,756,032 (December 31, 2005 - $1,203,170). The amount of our revenues is calculated in accordance with the software revenue recognition rules outlined in the American Institute of Certified Public Accountant's Statement of Position (SOP) 97-2 as discussed in the significant accounting policies note to our consolidated financial statements.

Revenue for the year ended December 31, 2006, included approximately $516,500 for 31 eVF software runtime licenses delivered to ABB for installation in automobile manufacturing plants, approximately $16,300 for 15 eVF off-line software licenses (for development, integration, and training), approximately $157,400 previously recorded as deferred revenue and amortized during the year into revenue in accordance with SOP 97-2, approximately $115,000 for engineering services, approximately $12,100 for training and other services, and $150,000 for research and development services related to the bin-picking project. In addition we received $927,900 from ABB for the purchase of 46 eVF software runtime licenses as the balance of their purchase guarantee in accordance with the terms of the Exclusive Global Channel Partner Agreement. In accordance with SOP 97-2, of the $927,900 invoiced, we recorded $788,700 in revenue and deferred $139,200.

Cost of sales for the year ended December 31, 2006 was $101,806 or approximately 5.8%.

Revenue for the year ended December 31, 2005, included approximately $901,600 for 46 eVF software runtime licenses delivered to ABB for installation in automobile manufacturing plants, approximately $84,300 for software delivered to Idaho National Laboratory, approximately $41,600 for 8 eVF off-line software licenses (for development, integration, and training), approximately $95,300 previously recorded as deferred revenue and amortized during the year into revenue in accordance with SOP 97-2, approximately $49,100 for engineering services, and approximately $31,300 for training and other services.

Cost of sales for the year ended December 31, 2005 was $65,786 or approximately 5.5%.

We reported that research and development expenses increased $44,467 from $588,103 for the year ended December 31, 2005 to $632,570 for the year December 31, 2006. Stock option expense allocated to research and development accounted for an increase of approximately $43,000 and a Precarn funding grant of $48,367 was received to offset our expense. After eliminating the stock option expense increase and the funding grant decrease, the foreign exchange differential accounted for an increase of approximately $40,600, indicating that actual research and development activity increased by approximately $9,200. No stock option expense or funding grants were recorded for the year ended December 31, 2005.

We reported that selling, general, and administrative expenses decreased $207,751 from $2,307,525 for the year ended December 31, 2005 to $2,099,774 for the year ended December 31, 2006. The foreign exchange differential accounted for an increase of approximately $133,600 indicating an actual decrease in activity of approximately $341,400. Several factors contributed to the decrease and in discussing these factors, the foreign exchange element has been indicated. The principal factors were as follows:

•

Reported general and administrative salaries decreased $4,349 from $1,005,084 to $1,000,735. The foreign exchange differential accounted for an increase of approximately $63,700, resulting in an actual decrease in activity of approximately $68,000. The actual decrease resulted from the decrease of our staff by one employee. It is expected that the actual cost of general and administrative salaries will decrease further in 2007 because of the decrease of our staff by two additional employees.

•

Stock option expense in the amount of $193,580 was recorded for the year ended December 31, 2006 in accordance with the requirements of SFAS No. 123R, “Share-Based Payment” adopted by the Company on January 1, 2006. No stock option expense was recorded for the year ended December 31, 2005.

•

Reported amortization expenses decreased approximately $2,900 from $24,700 to $21,800. The foreign exchange differential accounted for an increase of approximately $1,400, resulting in an actual decrease of approximately $4,300.

•

Reported legal expenses increased approximately $52,900 from $120,500 to $173,400. The foreign exchange differential accounted for approximately $11,000 of the increase, resulting in an actual increase in activity of approximately $41,800. The actual increase is principally a result of an increase in patent application and registration expenses.

•

Reported audit accounting expenses decreased approximately $90,700 from $130,100 to $39,400. The foreign exchange differential accounted for an increase of approximately $2,500, resulting in an actual decrease in activity of approximately $93,200. The actual decrease related to the change in our independent registered public accounting firm and one time corporate income tax compliance expenses incurred during the year ended December 31, 2005.

•

Reported travel and marketing expenditures decreased approximately $317,800 from $588,700 to $270,900. The foreign exchange differential accounted for an increase of approximately $17,200, resulting in an actual decrease in activity of approximately $335,000. The individual components of the actual decrease are as follows: investor relations decreased $146,400 from $349,200 to $202,800, travel decreased $20,800 from $49,500 to $28,700, trade shows decreased $53,800 from $53,800 to nil, and marketing materials decreased $86,000 from $87,000 to $1,000.

•

Reported rent and premises cost increased approximately $23,900 from $210,700 to $234,600. The foreign exchange differential accounted for an increase of approximately $14,900, resulting in an actual increase in activity of approximately $9,000.

Liquidity and Capital Resources

Working Capital and Operations

As of December 31, 2006, we had $16,950 in cash and cash equivalents and working capital (deficiency) of ($109,027) and as of December 31, 2005, we had $522,943 in cash and cash equivalents and a working capital (deficiency) of $(1,509,067).

As of December 31, 2006, our trade accounts receivable balance was $1,149,797. Subsequent to December 31, all of this balance was received in full. Our cash position as at March 22, 2007 is approximately $650,000.

We estimate that, at our current level of operation, our cash expenses are approximately $200,000 per month. We base this estimate on the following data:

•

As at March 22, 2007, we have 19 employees and our salary costs are approximately $125,000 per month. For the year ended December 31, 2006, our average monthly cash expenditures for general, overhead and administration, exclusive of salary costs, were approximately $75,000 per month. We expect that our general overhead and administrative costs, exclusive of salary costs, will remain constant over the next six months.

•	We do not expect to incur significant capital expenditures during 2007 unless they result from an increase in our level of operation.

•

Our Exclusive Global Channel Partner Agreement dated May 5, 2006 with ABB Inc. provides for a minimum purchase guarantee of $1,500,000 for the year ended December 31, 2006. To December 15, 2006, ABB Inc. made purchases totaling approximately $573,000 towards this minimum purchase guarantee. A Purchase order for the balance of $927,000 of the minimum purchase guarantee was received on December 15, 2006 and we delivered software on that date and invoiced $927,000 on December 15, 2006. Because of this 4th quarter minimum purchase guarantee, we reported positive operating income for the 4th quarter.

-

Subsequent to December 31, 2006, the minimum purchase commitment by ABB Inc. pursuant to the Exclusive Global Channel Partner Agreement should result in positive net income and cash flow on a continuing basis.

We expect that interest payment on our bank loan will total approximately $160,000 during the year ending December 31, 2007 and approximately $80,000 during the year ending December 31, 2008. We are scheduled to make principal payments totaling $490,000 during the year ending December 31, 2007 and $1,982,837 during the year ending December 31, 2008. We expect that the minimum purchase commitments by ABB during 2007 and 2008 ($3,500,000 and $5,500,000 respectively) will be more than sufficient to service these debt requirements as well as produce an operating income and positive cash flow during 2007 and 2008.

Financing Activities

Because our business has not been profitable we have been required to finance the development of our products, to pay the costs of marketing those products, and to cover operating losses by way of equity financing. During 2005 and 2006 we obtained financing as follows:

Convertible Debentures

Between September 2003 and May 2004, in accordance with the terms of Securities Purchase Agreements, we issued convertible debentures in the amount of $2,250,000. A general security agreement covering all of our real, personal and intangible property was pledged as security for the debentures. The debentures matured on August 25, 2006 and bore interest at eight percent (8%) per annum. All convertible debentures ranked pari passu with all convertible debentures issued. The principal amount and accrued interest were convertible until maturity into units at a price of $0.25 per unit. Each unit comprises one common share and one half-share (1/2) share purchase warrant. Each whole warrant has a five (5) year term and is exercisable at any time into one common share at a price of $0.25 per share. Finder’s fees were paid to investors, persons related to investors, and independent third parties by way of cash payment of $26,250 and by way of issuance of 595,000 units at $0.25 per unit each unit comprised of one share and one-half (1/2) share purchase warrant, with each whole warrant exercisable at $0.25 into one common share for five (5) years. The fair value of the cash finder’s fees and the fair value of the units underlying the finder’s fees have been recognized in stockholders’ equity.

On conversion of the debentures into common shares and share purchase warrants, the fair value of the share purchase warrants was assigned and recognized as an expense. $262,500 of principal and $17,327 of accrued interest was converted into 1,119,312 common shares and 559,656 share purchase warrants. Accordingly, we have expensed $90,513 as the fair value of the warrants issued.

On September 9, 2006, we redeemed $325,000 of principal and $71,787 of accrued interest.

Effective September 26, 2006, we entered into a Debenture Settlement Agreement with the debenture holders remaining after the September 9, 2006 redemption payments. The Debenture Settlement Agreement provided for an extension of time in which to redeem the remaining debentures in exchange for the pro-rata issuance of 2,100,000 share purchase warrants among the remaining debenture holders. Each share purchase warrant entitles the holder to purchase one common share at a price of $0.25 per share for a period of five years. In addition, the exercise price of 500,000 share purchase warrants previously held by the agent for the debenture holders was reduced from $0.45 to $0.25 and the exercise period of these share purchase warrants and a further 100,000 share purchase warrants previously held by the agent for the debenture holders was extended to September 26, 2011.

On October 23, 2006, we completed a transaction redeeming all of the remaining secured convertible debentures representing $1,662,500 of principal and $393,998 of interest.

Because the conversion price was less than the closing trading prices of our shares on the commitment date, the convertible debentures contain a beneficial conversion feature. In accordance with Emerging Issues Task Force (“EITF”) Issue 98-5, the embedded beneficial conversion feature was recognized and measured by allocating a portion of the proceeds equal to the intrinsic value of that feature to additional paid-in capital. The intrinsic value of the beneficial conversion feature exceeded the face value of the debentures and was therefore limited to the face value. The face value of the debt was allocated to additional paid-in capital and was accreted to the face value of the convertible debentures over the term of the debentures by a charge to interest expense. Accrued interest was also recorded based on the face value of the debentures at the stated interest rate (8%). The amount recorded on the balance sheet as at December 31, 2006 has been calculated as follows:

Face value of convertible debentures issued (cash received)		$2,250,000
Beneficial conversion feature allocated to additional paid-in capital		(2,249,995)
Accretion of convertible debentures		2,249,995
Accrued interest payable		483,113
Conversion of debentures		(279,828)
Redemption of debentures		(2,453,285)
Convertible debentures at December 31, 2006	$	Nil

Bank Loan and Loan Guarantee

On October 23, 2006 we completed a transaction redeeming all of the outstanding secured convertible debentures as noted above. To facilitate the transaction, we arranged a bank loan of up to $2,500,000 from the Royal Bank of Canada. The loan is repayable as to interest only at the rate of Libor + 1.50% until June 30, 2007. Monthly principal payments plus interest at the rate of Libor + 1.50% are due as follows: June 30, 2007 to December 31, 2007, $70,000; January 31, 2008 to May 31, 2008, $110,000; June 30, 2008 to November 30, 2008, $195,000; December 31, 2008, remaining balance due. We anticipate that the minimum purchases guaranteed in accordance with the ABB Exclusive Global Channel Partner Agreement will provide sufficient cash flow to service these interest and principal payments.

The Royal Bank required that standby letters of credit securing the bank loan of up to $2,500,000 be provided. Certain accredited investors agreed to provide the letters of credit to the bank and as compensation we agreed to issue one Unit for each one dollar pledged as security for the bank loan. Each Unit consists of two (2) shares of our common stock, three (3) share purchase warrants, each warrant entitling the holder to purchase one (1) additional share of common stock at a price of $0.30 per share for a period of five (5) years; and one and one-half (1½) share purchase warrants, each whole warrant entitling the holder to purchase one (1) additional share of common stock at a price of $0.50 per share for a period of five (5) years.

As of October 23, 2006 we had obtained letters of credit securing a total of $2,150,000 of the Bank Loan and accordingly on October 23, 2006 we issued 4,300,000 common shares, 6,450,000 warrants exercisable at $0.30 and 3,225,000 warrants exercisable at $0.50. As further compensation, the exercise price of 250,000 share purchase warrants previously held by certain providers of the letters of credit have been reduced from $1.00 to $0.30 per share and the term of those warrants has been extended by 24 months, so that they now expire May 2, 2010. Our Chief Executive Officer provided $400,000 of the letters of credit.

As of October 23, 2006, cash collateral in the amount of $350,000 had been pledged by accredited investors to allow the Royal Bank of Canada to fund the total loan amount of $2,500,000. Our Chief Executive Officer provided a portion of the $350,000 cash collateral.

As of February 5, 2007 we had obtained further letters of credit letters totalling $300,000 and accordingly on February 5, 2007 we issued 600,000 common shares, 900,000 warrants exercisable at $0.30 and 450,000 warrants exercisable at $0.50. As further compensation, the exercise price of 62,500 share purchase warrants previously held by certain providers of the letters of credit have been reduced from $1.00 to $0.30 per share and the term of those warrants has been extended by 24 months, so that they now expire May 2, 2010.

Private Placements

At directors’ meetings held October 13, 2004 and December 21, 2004, approval was given to a private placement of 1,750,000 units at a price of $0.40 per unit for gross proceeds of $700,000. Each unit comprises one share and one-half (1/2) share purchase warrant. Each whole warrant has a five (5) year term and is exercisable at any time into one common share at a price of $0.50 per share. The private placement closed on various dates between December 1, 2004 and March 4, 2005. In conjunction with this private placement, we paid $32,880 and issued 24,500 units as finders’ fees.

At a directors’ meeting held March 10, 2005, approval was given to a private placement of up to 1,875,000 units at a price of $0.80 per unit for total proceeds of $1,500,000. Each unit comprises one common share and one half-share (1/2) share purchase warrant. Each whole warrant has a three (3) year term and is exercisable at any time into one common share at a price of $1.00 per share. On May 3, 2005 we closed $1,307,000 of the private placement. In conjunction with this portion of the private placement, we paid $39,210 and issued 52,500 shares as finders’ fees.

At a directors’ meeting held October 5, 2005, approval was given to a private placement of up to 6,000,000 units at a price of $0.50 per unit for total proceeds of $3,000,000. Each unit comprises one common share and one share purchase warrant. Each share purchase warrant entitles the holder to purchase one additional share for two (2) years at US$0.60 per share. On January 23, 2006 we issued 1,008,548 units on account of this private placement.

At a directors’ meeting held May 30, 2006, approval was given to a private placement of up to $3,000,000. The financing term sheet executed to implement the private placement offered 10,000,000 units at $0.30 per unit. Each Unit comprises one common share and one share purchase warrant. Each share purchase warrant entitles the holder to purchase one additional share for three (3) years at US$0.50 per share. On August 30, 2006 we issued 1,549,332 units on account of this private placement representing $464,800.

By directors consent resolution dated November 24, 2006, approval was given to a private placement of up to $1,200,000. The financing term sheet executed to implement the private placement offered 6,000,000 units at $0.20 per unit. Each Unit comprises one common share and one share purchase warrant. Each share purchase warrant entitles the holder to purchase one additional share for three (3) years at US$0.25 per share. On January 16, 2007 we issued 1,895,000 units on account of this private placement representing $379,000. We also paid $1,500 and issued 30,000 units as a finder’s fee on account of this private placement. On February 21, 2007 we issued 275,000 units on account of this private placement representing $55,000.

Employee Stock Options

The exercise of 55,000 employee stock options has generated $11,000 from January 1, 2005 to March 22, 2007.

Market for Common Equity and Related Stockholder Matters

Market Information

Our common shares are currently trading through the OTC Bulletin Board under the symbol “BRHI”.

The following table shows the high and low bid information for our common shares for the quarters indicated.

Quarter	High	Low	Close
	($)	($)	($)

2006
Fourth quarter	0.40	0.17	0.28
Third quarter	0.36	0.21	0.29
Second quarter	0.51	0.30	0.32
First quarter	0.49	0.35	0.36

2005
Fourth quarter	0.57	0.37	0.40
Third quarter	0.53	0.35	0.51
Second quarter	0.92	0.40	0.48
First quarter	0.94	0.42	0.82

The source of this information is the OTC-Bulletin Board. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

Holders

As at March 22, 2007 we have 33,532,433 shares of common stock issued and outstanding held by approximately 520 stockholders of record. Information regarding the holdings of our directors, executive officers and certain other beneficial owners can be found beginning on page 38.

Our common shares are issued in registered form. Colonial Stock Transfer, 66 Exchange Place, Salt Lake City, Utah 84111 (telephone; (801) 355-5740; facsimile (801) 355-5742) is the registrar and transfer agent for our common shares.

Common Stock

Our authorized capital stock consists of 200,000,000 shares of common stock with a par vale of $0.001 per share. The holders of outstanding shares of our common stock are entitled to receive dividends out of assets legally available at times and in amounts as the board of directors may from time to time determine. Holders of common stock are entitled to one vote per share on all matters on which the holders of common stock are entitled to vote. The common stock is not entitled to pre-emptive rights and may not be redeemed or converted. Upon liquidation, dissolution or winding up, the assets legally available for distribution to our shareholders are divided among the holders of the common stock in proportion to the number of shares of common stock held by each of them, after payments of all of our debts and liabilities.

Dividend Policy

We have never paid cash dividends on our capital stock. We currently intend to retain any profits we earn to finance the growth and development of our business. We do not anticipate paying any cash dividends in the foreseeable future.

Changes in and Disagreements With Accountants on Accounting and Financial Disclosures

Not Applicable.

Additional Information

The annual report to the SEC on Form 10-KSB, including the audited financial statements, will be furnished free of charge upon written request to Ms. Heather Greenlay, at (604) 988-6440 ext.204

ir@braintech.com

Consolidated Financial Statements

(Expressed in United States dollars)

BRAINTECH, INC.

Years ended December 31, 2006 and 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors and Stockholders of

Braintech, Inc.

We have audited the consolidated balance sheets of Braintech, Inc. as of December 31, 2006 and 2005 and the consolidated statements of operations, stockholders’ equity (deficit) and cash flows for the years ended December 31, 2006 and 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Braintech, Inc. as of December 31, 2006 and 2005 and the results of its operations and its cash flows for the years ended December 31, 2006 and 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going-concern. As discussed in note 1 to the financial statements, the Company has incurred recurring losses from operations that raise substantial doubt about its ability to continue as a going-concern. Management's plans in regard to these matters are also described in note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in note 2(j) to the consolidated financial statements, in 2006 the Company adopted SFAS no. 123R related to accounting for stock-based compensation.

Smythe Ratcliffe LLP (signed)

Chartered Accountants

Vancouver, Canada

February 28, 2007

BRAINTECH, INC.

Consolidated Balance Sheets
(Expressed in United States dollars)

December 31, 2006 and 2005

	2006	2005

Assets (note 7)

Current assets:
Cash and cash equivalents	$16,950	$522,943
Accounts receivable	1,224,010	321,912
Inventory	10,297	17,487
Prepaid expenses	47,930	44,700
	1,299,187	907,042

Fixed assets (note 4)	29,373	44,590

	$1,328,560	$951,632

Liabilities and Stockholders’ Equity (Deficit)

Current liabilities:
Accounts payable	$260,415	$84,768
Accrued liabilities	317,387	238,952
Deferred leasehold inducements (note 5)	30,155	48,264
Deferred revenue	197,383	98,551
Due to related party (note 3)	112,874	77,187
Convertible debentures (note 6)	-	1,868,387
Current portion of bank loan (note 7)	490,000	-
	1,408,214	2,416,109

Bank loan (note 7)	1,982,837	-

Total liabilities	3,391,051	2,416,109

Stockholders’ equity (deficit):
Common stock (note 8):
Authorized: 200,000,000 shares, with $0.001 par value
Issued: 30,732,433 shares (2005 – 23,353,689)	30,732	23,354
Additional paid-in capital	23,930,944	18,574,644
Accumulated deficit	(26,024,167)	(20,062,475)
	(2,062,491)	(1,464,477)

	$1,328,560	$951,632

Future operations (note 1)

Commitments (note 12)

Subsequent events (notes 7 & 17)

See accompanying notes to consolidated financial statements.

                                                                                                                                                                                              1

BRAINTECH, INC.

Consolidated Statements of Operations
(Expressed in United States dollars)

	Years ended December 31,
	2006	2005

Sales (note 1)	$1,756,032	$1,203,170
Cost of sales	101,806	65,786

Gross margin	1,654,226	1,137,384

Operating expenses:
Research and development, net (note 2(c))	632,570	588,103
Selling, general and administrative (note 14)	2,099,774	2,307,525
Software license settlement	-	-
	2,732,344	2,895,628

Operating loss	(1,078,118)	(1,758,244)

Non-operating:
Interest income	1,372	4
Interest expense - other	(4,274)	-
Financing expenses
Interest on convertible debentures (note 6)	(133,905)	(163,038)
Accretion of convertible debentures (note 6)	(481,209)	(777,068)
Fair value of warrants issued on
conversion of debentures (note 6)	(9,772)	(17,662)
Interest on bank loan (note 7)	(44,661)	-
Fair value of warrants issued on
settlement of debentures (note 6)	(452,376)	-
Fair value of equity issued as compensation
for bank loan guarantee (note 7)	(3,726,617)	-
Bank loan guarantee expenses	(32,132)	-

	(4,883,574)	(957,764)

Net loss and comprehensive loss for the year	$(5,961,692)	$(2,716,008)

Loss per share information:
Basic	$(0.23)	$(0.12)

Weighted average number of common
shares outstanding	25,681,482	21,997,493

See accompanying notes to consolidated financial statements.

                                                                                                                                                                                                    2

BRAINTECH, INC.

Consolidated Statements of Stockholders’ Equity (Deficit)
(Expressed in United States dollars)

Years ended December 31, 2006 and 2005

	Common stock				Total
	Number		Additional	Accumulated	stockholders’
	of shares	Amount	paid-in capital	deficit	equity (deficit)

Balance, December 31, 2004	20,294,257	$20,294	$16,299,521	$(17,346,467)	$(1,026,652)

Common stock transactions
(net of share issue costs)
Shares issued for cash	2,351,250	2,352	1,591,648	-	1,594,000
Shares issued for services rendered	210,000	210	99,990	-	100,200
Shares issued for cash on exercise
of employee stock options	55,000	55	10,945	-	11,000
Shares issued on conversion of
convertible debentures	218,456	218	54,396	-	54,614
Shares issued on exercise of warrants	156,476	157	38,962	-	39,119
Shares issued for finders’ fees	68,250	68	(68)	-	-
Common stock subscriptions			500,000		500,000
Cash paid for finders’ fees	-	-	(53,000)	-	(53,000)
Fair value of warrants issued on
conversion of debentures	-	-	17,662	-	17,662
Fair value of stock options granted
to a contractor		-	14,588	-	14,588
Loss for the year	-	-	-	(2,716,008)	(2,716,008)

Balance, December 31, 2005	23,353,689	23,354	18,574,644	(20,062,475)	(1,464,477)

Common stock transactions
(net of share issue costs)
Shares issued for cash
(net of subscriptions received in 2005)	2,557,880	2,557	466,517	-	469,074
Shares issued for services rendered	375,000	375	173,375	-	173,750
Shares issued on conversion of
convertible debentures	120,864	121	30,095	-	30,216
Shares issued on exercise of warrants	25,000	25	6,225	-	6,250
Shares issued to LC providers	4,300,000	4,300	1,371,700	-	1,376,000
Common stock subscriptions	-	-	259,000	-	259,000
Fair value of warrants issued on
conversion of debentures	-	-	9,772	-	9,772
Fair value of debenture settlement warrants	-	-	452,376	-	452,376
Fair value of warrants issued to LC providers	-	-	2,350,617	-	2,350,617
Fair value of stock options expensed	-	-	236,623	-	236,623
Loss for the year	-	-	-	(5,961,692)	(5,961,692)
Balance, December 31, 2006	30,732,433	$30,732	$23,930,944	$(26,024,167)	$(2,062,491)

See accompanying notes to consolidated financial statements.

                                                                                                                                                                                                                                        3

BRAINTECH, INC.

Consolidated Statements of Cash Flows
(Expressed in United States dollars)

	Years ended December 31,
	2006	2005

Cash flows from operations:
Loss for the year	$(5,961,692)	$(2,716,008)
Items not involving cash:
Amortization	21,796	24,659
Bad debt	-	10,172
Shares issued for services rendered	173,750	100,200
Stock-based compensation	236,623	14,588
Accretion of debenture beneficial conversion feature	481,209	777,068
Fair value of warrants issued on conversion of debentures	9,772	17,662
Fair value of warrants issued on settlement of debentures	452,376	-
Fair value of warrants and common shares issued as
compensation for bank loan guarantee	3,726,617	-
Changes in non-cash operating working capital:
Accounts receivable	(902,098)	(247,441)
Inventory	7,190	(10,918)
Prepaid expenses	(3,230)	8,850
Accounts payable and accrued liabilities	254,082	(22,090)
Due to related party	35,687	77,187
Accrued interest on convertible debentures	133,905	163,038
Deferred leasehold inducements	(18,109)	(15,962)
Deferred revenue	98,832	63,418
Net cash used in operations	(1,253,290)	(1,755,577)

Cash flows from investments:
Purchase of fixed assets	(6,579)	(8,611)
Net cash used in investments	(6,579)	(8,611)

Cash flows from financing:
Common shares issued, net of issue costs	475,324	1,591,119
Share subscription received	259,000	500,000
Repayment of debentures	(2,453,285)	-
Bank loan	2,472,837	-
Net cash provided by financing	753,876	2,091,119

Increase (decrease) in cash and cash equivalents	(505,993)	326,931

Cash and cash equivalents, beginning of year	522,943	196,012

Cash and cash equivalents, end of year	$16,950	$522,943

Supplemental information:
Non-cash financing activities:
Shares issued for services rendered	$173,750	$100,200
Shares and warrants issued on conversion of debentures	$39,988	$72,276
Shares and warrants issued to LC providers	$3,726,617	$-
Warrants issued on settlement of debentures	$452,376	$-
Cash interest paid	$465,785	$-

See accompanying notes to consolidated financial statements.

                                                                                                                                                                                                                             4

BRAINTECH, INC.

Notes to Consolidated Financial Statements
(Expressed in United States dollars)

Years ended December 31, 2006 and 2005

1.	Description of business and future operations:

Braintech, Inc. (the “Company”) was incorporated on March 4, 1987 under the laws of the State of Nevada as Tome Capital, Inc. The Company initially was in the business of real estate development. On January 3, 1994, the Company changed its name to Braintech, Inc. and began operations as a high tech development company, developing advanced software for the vision guidance of robotic systems. All sales of its products and services are made in this industry segment. In the year ended December 31, 2006, 99% of sales revenue (2005 – 88%) was generated from a single customer, ABB Inc. (“ABB”).

These consolidated financial statements have been prepared on the going concern basis under which an entity is considered to be able to realize its assets and satisfy its liabilities in the ordinary course of business. The Company has generated only small amounts of revenues and is continuing to develop its business. Operations to date have been primarily financed by equity transactions. The Company’s future operations and its continuation as a going concern are dependent upon its ability to raise additional capital, increase sales of its products by leveraging its Exclusive Global Channel Partner Agreement with ABB, generating positive cash flows from operations and ultimately attaining profitability. There can be no assurances that appropriate financings having favourable economic terms will be available as required.

Based on its current financial position, the Company believes that its present and anticipated cash resources from operations and equity financing will be sufficient to pay ongoing cash operating expenses throughout 2007 and 2008. The minimum revenue commitments by ABB pursuant to the Exclusive Global Channel Partner Agreement dated May 5, 2006 should result in positive net earnings and cash flow for 2007 and 2008. There can be no assurance that an equity financing can be obtained as anticipated and there can be no assurance that ABB will fulfill its minimum revenue commitments. If the Company cannot do either, there is a risk that the business will fail. The consolidated financial statements do not include any adjustments relating to the recoverability of assets and classification of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.

2.	Significant accounting policies:
(a) Basis of presentation:

These consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America and present the financial position, results of operations and cash flows of the Company and its wholly-owned subsidiary, Braintech Canada, Inc., incorporated under the Company Act (British Columbia) on March 30, 1994. All material intercompany balances and transactions have been eliminated.

                                                                                                                                                                                                                5

BRAINTECH, INC.

Notes to Consolidated Financial Statements
(Expressed in United States dollars)

Years ended December 31, 2006 and 2005

2.	Significant accounting policies (continued):
	(b)	Cash and cash equivalents:
Cash and cash equivalents include highly liquid investments that are readily convertible to contracted amounts of cash.
	(c)	Research and development costs:
Research and development costs are expensed as incurred and include salaries, benefits and directly related overhead costs. Research and development grants received are offset against costs incurred.
	(d)	Inventory:

Inventory is valued at the lower of cost and net realizable value with cost being determined on a first-in, first-out basis. Cost includes laid-down cost, which is the cost of materials and other applicable direct costs.

	(e)	Revenue recognition:

The Company recognizes revenue when there is persuasive evidence of an arrangement, delivery has occurred, the fee is fixed or determinable, collectibility is reasonably assured, and there are no substantive performance obligations remaining. The Company’s revenue recognition policies are in conformity with the AICPA’s Statement of Position No. 97-2 (“SOP 97-2”), “Software Revenue Recognition”.

Cash received in advance of meeting the revenue recognition criteria is recorded as deferred revenue and the costs related to that revenue are recorded as deferred costs.
	(f)	Warranty costs:
The Company accrues warranty costs based on management’s best estimate.
	(g)	Fixed assets:
Fixed assets are carried at cost less accumulated amortization. Amortization is calculated annually as follows:

		Asset	Basis	Rate
		Furniture and fixtures	declining-balance	20%
		Computer equipment	straight-line	36 months
		Computer software	straight-line	24 months
		Leasehold improvements	straight-line	lease term

                                                                                                                                                                                                                6

BRAINTECH, INC.

Notes to Consolidated Financial Statements
(Expressed in United States dollars)

Years ended December 31, 2006 and 2005

2.	Significant accounting policies (continued):
	(h)	Use of estimates:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant areas requiring the use of estimates relate to the impairment of assets and rates for amortization, estimated amount of income tax balances and the estimated balances of accrued liabilities, and the calculation of stock-based compensation expense. Actual amounts may differ from these estimates.

	(i)	Foreign currency:

The Company’s functional currency is the United States dollar. Assets and liabilities denominated in a foreign currency have been translated into the functional currency at rates of exchange in effect at the balance sheet date. Revenue and expense items are translated at average exchange rates during the year. Exchange gains and losses are included in operations.

	(j)	Stock-based compensation:

In December 2004, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share Based Payment”. SFAS No. 123R requires companies to estimate the fair value of share-based payment awards on the date of grant using an option pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service period in the Company’s financial statements. Stock-based compensation expense recognized during the period is based on the value of the portion of the stock-based payment awards that are ultimately expected to vest during the period. The Company estimates the fair value of stock options using the Black-Scholes valuation model, consistent with the provisions of SFAS No. 123R and the Company’s prior period pro-forma disclosures of net earnings. The Black-Scholes valuation model requires the input of highly subjective assumptions, including the option’s expected life and the price volatility of the underlying stock. The expected stock price volatility assumption was determined using historical volatility of the Company’s common stock.

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option valuation model and the straight-line amortization approach with the following weighted average assumptions:

			Risk Free	Expected	Dividend	Expected
			Interest Rate	Life	Yield	Volatility

Years ended:
		December 31, 2006	4.97%	2 years	0%	159%
		December 31, 2005	3.66%	2 years	0%	171%

                                                                                                                                                                                                                7

BRAINTECH, INC.

Notes to Consolidated Financial Statements
(Expressed in United States dollars)

Years ended December 31, 2006 and 2005

2.	Significant accounting policies (continued):
	(j)	Stock-based compensation (continued):

The Company adopted SFAS No. 123R effective January 1, 2006, using the Modified Prospective Method. This method requires that awards granted, modified, repurchased or cancelled in the quarter beginning after the adoption date use the fair value method to recognize stock-based compensation. Also any unvested options, where compensation expense was amortized over the vesting period, and was previously disclosed in the notes to financial statements as pro-forma, shall now be expensed over the same amortization period.

Prior to the adoption of SFAS No. 123R, the Company applied Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees (“APB No. 25”), and related interpretations and provided the required pro-forma disclosures of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (“SFAS No. 123”). Under APB No. 25, compensation expense is only recorded to the extent that the exercise price is less than fair value on the measurement date. Non-employee options are recognized at the fair value of the options as determined by an option pricing model as the services are performed and the options earned. The pro-forma information for the year ended December 31, 2005 is as follows:

	Net loss as reported	$(2,716,008)
	Stock-based employee compensation if fair-value based method applied	(475,695)
	Pro-forma loss as if fair-value based method had been applied	$(3,191,703)

	Basic and diluted loss per share
	As reported	$(0.12)
	Pro forma	$(0.15)
	The weighted average fair value of stock options granted during the year ended December 31, 2006 was $0.36 per option.

In applying the Modified Prospective Application method for the year ended December 31, 2006, the Company recorded stock-based compensation cost totaling the amount that would have been recognized had the fair value method been applied since the effective date of SFAS No. 123. Previous amounts have not been restated. Accordingly, the Company recorded stock-based compensation of $236,623 for the year ended December 31, 2006.

                                                                                                                                                                                                                8

BRAINTECH, INC.

Notes to Consolidated Financial Statements
(Expressed in United States dollars)

Years ended December 31, 2006 and 2005

2.	Significant accounting policies (continued):
	(j)	Stock-based compensation (continued):

As at January 1, 2006, the Company had an unrecorded deferred stock-based compensation balance related to stock options of $263,132 before estimated forfeitures. In the Company’s pro-forma disclosures prior to the adoption of SFAS No. 123R, the Company accounted for forfeitures upon occurrence. SFAS No. 123R requires forfeitures to be estimated at the time of grant and revised if necessary in subsequent periods if actual forfeitures differ from those estimates. Accordingly, as of January 1, 2006, the Company estimated that the stock-based compensation for the awards not expected to vest was nil, and therefore, the unrecorded deferred stock-based compensation balance related to stock options was not adjusted for estimated forfeitures.

As of December 31, 2006, the unrecorded deferred stock-based compensation balance related to stock options was $81,991 and will be recognized over an estimated weighted average amortization period of 1.04 years.

	(k)	Income taxes:

The Company follows the asset and liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized based on the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. When the likelihood of realization of a deferred tax asset is not considered to be more likely than not, a valuation allowance is provided.

	(l)	Loss per share:
Loss per share is calculated based on the weighted average number of common shares outstanding.
As the effect of all outstanding stock options (note 9) and share purchase warrants (note 10) is anti-dilutive and therefore, diluted loss per share is not presented.
The number of shares used to calculate loss per share for the years ended December 31, 2006 and 2005 was reduced by 300,000 shares in each year for shares issued and held by the Company (note 8(c)).
	(m)	Deferred leasehold inducements:
Leasehold inducements are deferred and amortized to reduce rent expense on a straight-line basis over the term of the lease.

                                                                                                                                                                                                                9

BRAINTECH, INC.

Notes to Consolidated Financial Statements
(Expressed in United States dollars)

Years ended December 31, 2006 and 2005

3.	Related party balances and transactions:
	Transactions with directors and officers:

During the year ended December 31, 2005, the Company’s Chief Executive Officer advanced $77,187 to the Company. During the year ended December 31, 2006, the Company’s Chief Executive Officer advanced a further $35,687. The advances are unsecured, without interest and without specific terms of repayment. The Company’s Chief Executive Officer also provided $400,000 in letters of credit as security for the bank loan (note 7). Financings with directors and officers are detailed in note 8.

4.	Fixed assets:

			Accumulated	Net book
	December 31, 2006	Cost	amortization	value

	Furniture and fixtures	$80,581	$62,646	$17,935
	Computer equipment	198,274	191,584	6,690
	Computer software	51,449	49,910	1,539
	Leasehold improvements	10,829	7,620	3,209

		$341,133	$311,760	$29,373

			Accumulated	Net book
	December 31, 2005	Cost	amortization	value

	Furniture and fixtures	$80,581	$56,880	$23,701
	Computer equipment	191,695	184,231	7,464
	Computer software	51,449	44,170	7,279
	Leasehold improvements	10,829	4,683	6,146

		$334,554	$289,964	$44,590

5.	Deferred leasehold inducements:

			2006	2005
	Balance, beginning of year		$48,264	$64,226
	Amortization		(18,601)	(17,422)
	Foreign exchange adjustment		492	1,460
	Balance, end of year		$30,155	$48,264

                                                                                                                                                                                                              10

BRAINTECH, INC.

Notes to Consolidated Financial Statements
(Expressed in United States dollars)

Years ended December 31, 2006 and 2005

6.	Convertible debentures:

Between September 5, 2003 and May 21, 2004, in accordance with the terms of Securities Purchase Agreements, the Company issued convertible debentures in the amount of $2,250,000. A general security agreement covering all of the Company’s real, personal and intangible property was pledged as security for the debentures. The debentures matured on August 25, 2006 and bore interest at eight percent (8%) per annum. All convertible debentures ranked pari passu with all convertible debentures issued. The principal amount and accrued interest were convertible until maturity into units at a price of $0.25 per unit. Each unit comprises one common share and one-half share (1/2) share purchase warrant. Each whole warrant has a five (5) year term and is exercisable at any time into one common share at a price of $0.25 per share.

Finders’ fees were paid to investors, persons related to investors, and independent third parties by way of cash payment of $26,250 and by way of issuance of 595,000 units at $0.25 per unit each unit comprised of one share and one-half (1/2) share purchase warrant, with each whole warrant exercisable at $0.25 into one common share for five (5) years. The fair value of the cash finders’ fees and the fair value of the units underlying the finders’ fees have been recognized as a cost of issuance and in stockholders’ equity.

On conversion of the debentures into common shares and share purchase warrants, the fair value of the share purchase warrants was assigned and recognized as an expense. Prior to maturity, $262,500 of principal and $17,328 of accrued interest was converted into 1,119,312 common shares and 559,656 share purchase warrants. Accordingly, the Company expensed $90,513 as the fair value of the warrants issued.

On September 9, 2006, $325,000 of principal and $71,787 of interest was repaid.

Effective September 26, 2006, the Company entered into a Debenture Settlement Agreement with the remaining debenture holders after the September 9, 2006 repayments. The Debenture Settlement Agreement provided for an extension of time to repay the remaining debentures in exchange for the pro-rata issuance of 2,100,000 share purchase warrants among the remaining debenture holders. Each share purchase warrant entitles the holder to purchase one common share at a price of $0.25 per share for a period of five (5) years.

On October 23, 2006, the Company completed a transaction repaying all of the remaining secured convertible debentures representing $1,662,500 of principal and $393,998 accrued interest.

Because the conversion price was less than the closing trading prices of the Company’s shares on the commitment date, the convertible debentures contain a beneficial conversion feature. In accordance with Emerging Issues Task Force (“EITF”) Issue 98-5, the embedded beneficial conversion feature was recognized and measured by allocating a portion of the proceeds equal to the intrinsic value of that feature to additional paid-in capital. The intrinsic value of the beneficial conversion feature exceeded the face value of the debentures and was therefore limited to the face value. Accordingly, the face value of the debt was allocated to additional paid-in capital on issuance and the convertible debentures were accreted back to their face value over the term to maturity with a corresponding charge to interest expense. Accrued interest is also recorded based on the face value of the debentures at the stated interest rate (8%). The convertible debentures have been recorded as follows:

                                                                                                                                                                                                              11

BRAINTECH, INC.

Notes to Consolidated Financial Statements
(Expressed in United States dollars)

Years ended December 31, 2006 and 2005

6.	Convertible debentures (continued):

	Face value of convertible debentures issued (cash received)		$2,250,000
	Beneficial conversion feature allocated to additional paid-in capital		(2,249,995)
	Accretion of convertible debentures		2,249,995
	Accrued interest payable		483,113
	Conversion of debentures		(279,828)
	Repayment of debentures		(2,453,285)
	Convertible debentures at December 31, 2006	$	Nil

7.	Bank loan and loan guarantee:

On October 23, 2006 the Company completed a series of transactions repaying all of the outstanding Secured Convertible Debentures. To facilitate the transaction, the Company obtained a bank loan of up to $2,500,000 from the Royal Bank of Canada. The loan is repayable as to interest only at the rate of Libor plus 1.50% until June 30, 2007. Monthly principal payments plus interest at the rate of Libor plus 1.50% are due as follows: June 30, 2007 to December 31, 2007, $70,000; January 31, 2008 to May 31, 2008, $110,000; June 30, 2008 to November 30, 2008, $195,000; December 31, 2008, remaining balance due.

The Royal Bank required that standby letters of credit securing the full amount of the loan be provided. Certain accredited investors (the “LC Providers”) agreed to provide the letters of credit to the bank and as compensation the Company agreed to issue one Unit for each one dollar pledged as security for the bank loan. Each Unit consists of two (2) shares of the common stock of the Company; three (3) share purchase warrants, each warrant entitling the holder to purchase one (1) additional share of common stock at a price of $0.30 per share for a period of five (5) years; and one and one-half (1½) share purchase warrants, each warrant entitling the holder to purchase one (1) additional share of common stock at a price of $0.50 per share for a period of five (5) years. A general security agreement covering all of the Company’s real, personal and intangible property has been pledged as security to the LC Providers.

As of October 23, 2006 a total of $2,150,000 letters of credit had been obtained to secure the bank loan and accordingly 4,300,000 common shares, 6,450,000 warrants at $0.30 and 3,225,000 warrants at $0.50 have been issued. As further compensation, the exercise price of 250,000 share purchase warrants previously held by certain LC providers has been reduced from $1.00 to $0.30 per share and the term of those warrants has been extended by 24 months, so that they now expire May 2, 2010.

                                                                                                                                                                                                              12

BRAINTECH, INC.

Notes to Consolidated Financial Statements
(Expressed in United States dollars)

Years ended December 31, 2006 and 2005

7.	Bank loan and loan guarantee (continued):

As of February 5, 2007 a total of $300,000 additional letters of credit had been obtained to secure the bank loan and accordingly, 600,000 common shares, 900,000 warrants exercisable at $0.30 and 450,000 warrants exercisable at $0.50 have been issued. As further compensation, the exercise price of 62,500 share purchase warrants previously held by certain providers of the letters of credit have been reduced from $1.00 to $0.30 per share and the term of those warrants has been extended by 24 months, so that they now expire May 2, 2010.

8.	Common stock:
(a)

Of the common stock issued at December 31, 2006, 7,678,744 shares (2005 – 3,085,976) are subject to trading restrictions of up to one year following issue unless a registration statement is filed qualifying the shares for distribution. These include the 300,000 shares retained by the Company, as described in note 8(c).

(b)

In 1993, 1,100,000 common stock were issued for technology and recorded at a par value of $1,100. Of these shares, 300,000 have been retained by the Company because the development of the technology was not completed.

(c) Promissory notes receivable:

In conjunction with private placements completed during 2001, the Company’s Chief Financial Officer and the Company’s Chief Operating Officer each issued a promissory note in the amount of $100,000 in payment for 133,334 common shares and 66,667 common share purchase warrants. These notes receivable have been recorded as a deduction from additional paid-in capital in stockholders’ equity. Each common share purchase warrant entitled the holder to purchase one additional share at $0.75 per share until February 28, 2004. These warrants expired on February 28, 2004 and none of these warrants were exercised prior to expiry. In accordance with Agreements for Escrow of Share Certificates, the common share certificates remain in escrow until the Company receives full payment of the $100,000 for each note receivable. The amounts are due upon demand, unsecured and without interest.

(d) In conjunction with a private placement closed January 16, 2007, $259,000 of subscription proceeds was received prior to December 31, 2006.
9.	Stock options:

The Company has reserved 1,500,000 common shares pursuant to the 1997 Stock Option Plan, 1,500,000 common shares pursuant to the 2000 Stock Option Plan and 2,500,000 common shares pursuant to the 2003 Stock Option Plan. Subject to the requirements of any stock exchange on which the Company’s shares are listed, the Company’s Board of Directors has discretion to set the price, term, vesting schedules, and other terms and conditions for options granted under the 1997 and 2000 plans and the Company’s Compensation Committee has discretion to set the price, terms, vesting schedules, and other terms and conditions for options granted under the 2003 plan.

                                                                                                                                                                                                              13

BRAINTECH, INC.

Notes to Consolidated Financial Statements
(Expressed in United States dollars)

Years ended December 31, 2006 and 2005

9.	Stock options (continued):

During the year ended December 31, 2006, the Company issued 220,000 stock options to directors, consultants and employees. Stock options normally vest in 25% increments every six months starting six months from the grant date.

	(a)	A summary of the Company’s stock option activity is as follows:

							Weighted
					Number		average
					of shares		exercise price

		Balance, December 31, 2004			2,522,000		$0.55
		Options granted			1,546,000		$0.57
		Options exercised			(55,000)		$(0.20)
		Vested options expired			(507,000)		$(1.08)
		Unvested options forfeited			(140,000)		(0.66)
							$
		Balance, December 31, 2005			3,366,000		$0.48
		Options granted			220,000		$0.49
		Vested options expired			(115,000)		$(0.71)
		Unvested options forfeited			(75,000)		$(0.46)

		Balance, December 31, 2006			3,396,000		$0.48

	(b)	Additional information regarding options outstanding as at December 31, 2006 is as follows:

			Outstanding			Exercisable
				Weighted average	Weighted		Weighted
				remaining	average		average
		Exercise	Number of	contractual	exercise	Number of	exercise
		price	shares	life (years)	price	shares	price

		$ 0.00 – 0.25	842,000	0.94	$ 0.20	842,000	$ 0.20
		$ 0.26 – 0.50	670,000	3.61	$ 0.42	407,500	$ 0.42
		$ 0.51 – 0.75	1,814,000	2.49	$ 0.61	1,532,750	$ 0.62
		$ 0.76 – 1.00	45,000	2.19	$ 0.82	40,000	$ 0.81
		$ 1.01 – 1.25	25,000	0.70	$ 1.25	25,000	$ 1.25

			3,396,000	2.31	$ 0.48	2,847,250	$ 0.47

                                                                                                                                                                                                              14

BRAINTECH, INC.

Notes to Consolidated Financial Statements
(Expressed in United States dollars)

Years ended December 31, 2006 and 2005

10.	Share purchase warrants:
Detailed information regarding share purchase warrant activity during the years ended December 31, 2005 and 2006 is as follows:

Between January 12, 2005 and March 4, 2005, in conjunction with private placements the Company issued 358,750 common share purchase warrants (the purchasers received one common share purchase warrant for each two common shares purchased). Each common share purchase warrant entitles the holder to purchase one additional share for five (5) years at a price of $0.50 per share. In conjunction with this private placement, the Company issued 15,750 common shares and 7,875 common share purchase warrants as a finder’s fee. Each of these common share purchase warrants entitles the holder to purchase one additional share for five (5) years at a price of $0.50 per share.

At the request of certain debenture holders (note 6), on April 5, 2005 the Company converted $25,000 of principal and $1,808 of accrued interest into 107,232 common shares and 53,616 share purchase warrants. Each warrant is exercisable at $0.25 into one common share for five (5) years. The fair value of the warrants ($8,670) has been recorded as an expense.

On May 3, 2005, in conjunction with private placements the Company issued 816,875 common share purchase warrants (the purchasers received one common share purchase warrant for each two common shares purchased). Each common share purchase warrant entitles the holder to purchase one additional share for three (3) years at a price of $1.00 per share.

At the request of certain debenture holders (note 6), on October 4, 2005 the Company converted $25,000 of principal and $2,806 of accrued interest into 111,224 common shares and 55,612 share purchase warrants. Each warrant is exercisable at $0.25 into one common share for five (5) years. The fair value of the warrants ($8,992) has been recorded as an expense.

On October 4, 2005 156,476 warrants were exercised at $0.25 per warrant generating $39,119.

By directors’ consent resolution dated January 19, 2006, the Company extended certain share purchase warrants held by its Chief Executive Officer for an additional two years from the original October 2005 and December 2005 expiry dates.

On January 19, 2006, in conjunction with a private placement, the Company issued 1,008,548 common share purchase warrants (the purchaser received one common share purchase warrant for each common share purchased). Each common share purchase warrant entitles the holder to purchase one additional share for two (2) years at a price of $0.60 per share.

                                                                                                                                                                                                              15

BRAINTECH, INC.

Notes to Consolidated Financial Statements
(Expressed in United States dollars)

Years ended December 31, 2006 and 2005

10.	Share purchase warrants (continued):

On May 10, 2006, at the request of a debenture holder the Company converted $25,000 of principal and $5,216 of accrued interest into 120,864 common shares and 60,432 share purchase warrants. Each warrant is exercisable at $0.25 into one common share for five (5) years. The fair value of the warrants ($9,772) has been recorded as a cost of financing expense.

On August 30, 2006, in conjunction with a private placement, the Company issued 1,549,332 common share purchase warrants (the purchaser received one common share purchase warrant for each common share purchased). Each common share purchase warrant entitles the holder to purchase one additional share for three (3) years at a price of $0.50 per share. In addition, the exercise price of 441,875 share purchase warrants previously held by participants in this private placement was reduced from $1.00 to $0.50 and the term of these warrants was extended by 12 months, so that they now expire May 2, 2009.

On September 26, 2006, in conjunction with a Debenture Settlement Agreement, the Company issued 2,100,000 common share purchase warrants. Each common share purchase warrant entitles the holder to purchase one additional share for five (5) years at a price of $0.25 per share. The fair value of the warrants ($452,376) has been recorded as an expense. The fair value was calculated using the Black-Scholes option-pricing model and the following assumptions: dividend yield 0%, expected volatility 161%, risk free interest rate 4.68%, and an expected term of two (2) years. In addition, the exercise price of 500,000 share purchase warrants previously held by the agent for the debenture holders was reduced from $0.45 to $0.25.

On October 23, 2006, the Company issued 6,450,000 warrants exercisable at $0.30 per share and 3,225,000 warrants exercisable at $0.50 per share as compensation to accredited investors (the “LC Providers”) for providing standby letters of credit securing the bank loan (note 7). The fair value of the warrants ($2,350,617) has been recorded as an expense. The fair value was calculated using the Black-Scholes option pricing model and the following assumptions: dividend yield 0%, expected volatility 167%, risk-free interest rate 4.90%, and an expected term of two (2) years. As further compensation, the exercise price of 250,000 share purchase warrants previously held by certain LC providers has been reduced from $1.00 to $0.30 per share and the term of those warrants has been extended by 24 months, so that they now expire May 2, 2010.

Of the warrants outstanding at December 31, 2006, 4,741,324 were held by the Company’s Chief Executive Officer (2005 – 2,941,324).

                                                                                                                                                                                                              16

BRAINTECH, INC.

Notes to Consolidated Financial Statements
(Expressed in United States dollars)

Years ended December 31, 2006 and 2005

10.	Share purchase warrants (continued):
	A summary of the Company’s share purchase warrant activity is as follows:

		Number of shares	Weighted average exercise price	Weighted average remaining contractual life (years)

	Balance, December 31, 2004	5,226,470	$ 0.38	3.10
	Warrants granted
	Debenture conversion	109,228	$ 0.25	4.50
	Finders’ fees	7,875	$ 0.50	4.00
	Private placement	1,175,625	$ 0.85	2.86
	Warrants exercised	(156,476)	$ 0.25	-
	Warrants expired	(1,868,539)	$ 0.41	-
	Expired warrants extended	1,764,014	$ 0.44	1.90

	Balance, December 31, 2005	6,258,197	$ 0.46	2.53
	Warrants granted
	Debenture conversion	60,432	$ 0.25	4.33
	Private placement	2,557,880	$ 0.54	2.04
	Debenture settlement compensation	2,100,000	$ 0.25	4.75
	LC providers’ compensation	9,675,000	$ 0.37	4.83
	Warrants exercised	(25,000)	$ 0.25	-
	Warrants expired	(450,000)	$ 0.53	-

	Balance, December 31, 2006	20,176,509	$ 0.37	3.62

11.	Income taxes:

Income taxes attributable to loss for the year in these consolidated financial statements differ from amounts computed by applying the Canadian federal and provincial statutory rate of 34% (2005 – 35%) as follows:

		2006		2005

	Expected tax recovery		$2,153,000	$967,000

	Tax effect of:
	Loss of foreign parent taxed at lower rates		(46,000)	(32,000)
	Permanent and other differences		(1,639,000)	(176,000)
	Non-capital losses of prior years expired		(468,000)	(867,000)
	Change in valuation allowance		0	108,000

			$-	$-

Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, as well as net operating loss and tax credit carryforwards.

                                                                                                                                                                                                              17

BRAINTECH, INC.

Notes to Consolidated Financial Statements
(Expressed in United States dollars)

Years ended December 31, 2006 and 2005

11.	Income taxes (continued):
	The Company’s deferred income tax assets are comprised of the following at December 31:

		2006	2005

	Net deferred tax assets and liabilities:
	Net operating loss carryforwards and other
	deductible temporary differences	$3,765,000	$3,765,000

	Total deferred tax assets	3,765,000	3,765,000

	Valuation allowance	(3,765,000)	(3,765,000)

	Net deferred tax assets	$-	$-

	At December 31, 2006, management believes that sufficient uncertainty exists as to whether the deferred tax assets will be realized, and accordingly, a valuation allowance is required.

As of December 31, 2006, the Company had net operating loss carryforwards of $10,267,117 available to offset taxable income earned in Canada and $2,239,659 available to offset taxable income earned in the United States. These losses expire as follows:

		Canada	US

	2007	$1,111,686
	2008	2,021,365
	2009	1,888,403
	2010	2,086,964
	2011	1,704,350
	2012	1,092,669
	2013	361,680
	2018 and thereafter	-	$2,239,659

		$10,267,117	$2,239,659

12.	Commitments:
	The Company has obligations under operating lease arrangements that require the following minimum annual payments:

	Year ending December 31:
	2007		$194,152
	2008		128,880
			$323,032

                                                                                                                                                                                                              18

BRAINTECH, INC.

Notes to Consolidated Financial Statements
(Expressed in United States dollars)

Years ended December 31, 2006 and 2005

13.	Product warranty:

The Company provides for estimated warranty costs at the time of product sale. Warranty expense accruals are based on best estimate with reference to historical claims experience. Since warranty estimates are based on forecasts, actual claim costs may differ from amounts provided. On the basis of historical claim cost, the management estimated that the warranty cost for 2006 and the accumulated warranty liability would be negligible.

14.	Selling, general and administrative expenses:
	Selling, general and administrative expenses are comprised of the following:

		Years ended December 31,
		2006	2005

	Salaries and benefits	$1,234,778	$1,073,873
	Marketing and investor relations	270,945	588,702
	Legal and audit	212,805	250,611
	Rent and facilities	234,579	210,714
	Foreign exchange loss/(gain)	(15,163)	17,150
	Other	161,830	166,475

		$2,099,774	$2,307,525

15.	Financial instruments:
	(a)	Fair values of financial instruments:

The Company’s financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities and amount due to related party. The fair value of these financial instruments approximate their carrying values due to their relative short term to maturity.

	The carry value of the bank loan approximates fair value as the interest rate fluctuates with market conditions..
	(b)	Foreign currency risk:

Revenues and expenses of the Company denominated in foreign currencies come due in the short-term and, accordingly, management of the Company believes there is no significant exposure to foreign currency fluctuations. The Company does not have foreign currency derivative instruments in place.

                                                                                                                                                                                                              19

BRAINTECH, INC.

Notes to Consolidated Financial Statements
(Expressed in United States dollars)

Years ended December 31, 2006 and 2005

15.	Financial instruments (continued):
	(c)	Credit risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, and accounts receivable. The Company maintains cash and cash equivalents with high quality financial institutions. As at December 31, 2006, one customer represented 100% of outstanding trade accounts receivable (2005 – 95).

	(d)	Interest rate risk:
The interest rate of the Company’s bank loan is at Libor plus 1.50%, and therefore, the Company is exposed to interest rate cash flow risk.

16.	Exclusive Global Channel Partner Agreement:

On May 5, 2006 the Company entered into a new Exclusive Global Channel Partner Agreement with ABB for the licensing of its vision guided robotics technologies and software products. ABB has committed to a minimum purchase of eVF runtime licenses totaling US$10,500,000 for the period ending December 31, 2008. The minimum purchase commitments are as follows: 2006 - $1,500,000; 2007 - $3,500,000; 2008 - $5,500,000. In addition to the purchase commitments, ABB has agreed to fund US$300,000 for research and development of a vision guided robotic bin picking technology. In exchange for ABB entering into this agreement and for providing the purchase and research commitments, the Company granted ABB an exclusive global channel partner license for the use of the Company’s software products in the automotive market and in specified general industry markets.

17.	Subsequent events:
	(a)	Private placement

Pursuant to a term sheet approved by the board of directors on November 22, 2006, on January 16, 2007 the Company issued 1,895,000 units at $0.20 per unit representing subscription proceeds of $379,000. Each unit comprises one common share and one share purchase warrant. Each share purchase warrant has a three (3) year term and is exercisable at any time into one common share at a price of $0.25 per share. Of the subscription proceeds, $259,000 had been received prior to December 31, 2006. The Company’s Chief Executive officer purchased 1,220,000 units of this private placement representing subscription proceeds of $244,000. In conjunction with the private placement, the Company paid $1,500 and issued 30,000 units as a finder’s fee. Also, on February 21, 2007 the Company issued 275,000 units on account of this private placement representing $55,000.

                                                                                                                                                                                                              20

BRAINTECH, INC.

Notes to Consolidated Financial Statements
(Expressed in United States dollars)

Years ended December 31, 2006 and 2005

17.	Subsequent events (continued):
(b) Bank loan and loan guarantee

As of February 5, 2007 a total of $300,000 additional letters of credit had been obtained to secure the bank loan (note 7). Accordingly, 600,000 common shares, 900,000 warrants exercisable at $0.30 and 450,000 warrants exercisable at $0.50 were issued as compensation. As further compensation, the exercise price of 62,500 share purchase warrants previously held by certain providers of the letters of credit have been reduced from $1.00 to $0.30 per share and the term of those warrants has been extended by 24 months, so that they now expire May 2, 2010.

18.	Recent accounting pronouncements:
(a)

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3" (“SFAS 154”). SFAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. These requirements apply to all voluntary changes and changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 is effective for fiscal years beginning after December 15, 2005. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2006. The adoption of SFAS No. 154 did not have any material impact on the Company’s financial statements.

(b)

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statement No. 133 and 140" (“SFAS 155”). SFAS 155 resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets”. SFAS 155 is effective for all financial instruments acquired or issued after the beginning of the first fiscal year that begins after September 15, 2006. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2007. The Company is currently evaluating the impact of SFAS 155 on its consolidated financial statements.

(c)

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets - an amendment of FASB Statement No. 140" (“SFAS 156”). SFAS 156 amends FASB Statement No. 140 with respect to the accounting for separately recognized servicing assets and servicing liabilities. SFAS 156 requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practical. SFAS 156 is effective as of the beginning of the first fiscal year that begins after September 15, 2006. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2007. The Company is currently evaluating the impact of SFAS 156 on its consolidated financial statements.

                                                                                                                                                                                                              21

BRAINTECH, INC.

Notes to Consolidated Financial Statements
(Expressed in United States dollars)

Years ended December 31, 2006 and 2005

18.	Recent accounting pronouncements (continued):
(d)

In June 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions. This Interpretation requires an entity to recognize the impact of a tax position in its financial statements if that position is more likely than not to be sustained on audit based on the technical merits of the position. FIN 48 is effective as of the beginning of the first fiscal year that begins after December 15, 2006. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2007. The Company is currently evaluating the impact of FIN 48 on its consolidated financial statements.

(e)

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the US, and expands disclosures about fair value measurements. SFAS 157 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2008. The Company is currently evaluating the impact of SFAS 157 on its consolidated financial statements.

                                                                                                                                                                                                              22